LOGO
BARON
FUNDS

1 BARON ASSET
  FUND


PERFORMANCE........................................................1

INVESTMENT STRATEGY................................................2

WALL STREET '99....................................................3

PORTFOLIO UPDATE...................................................3

THE INTERNET.......................................................5

NEWS...............................................................7

OTHER DEVELOPMENTS.................................................9

2 BARON GROWTH
  FUND
  [Formerly Baron
  Growth & Income Fund]


PERFORMANCE.......................................................11

PORTFOLIO HOLDING.................................................12

OTHER DEVELOPMENTS................................................15

3 BARON SMALL
  CAP FUND

PERFORMANCE.......................................................16

PORTFOLIO
COMPOSITION.......................................................16

CORPORATE
DEVELOPMENT.......................................................17

INVESTMENT THEME..................................................17







www.baronfunds.com
767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

                                                 THIS QUARTERLY REPORT CONTAINS
                                                    INFORMATION FOR THREE FUNDS

--------------------------------------------------------------------------------
BARON ASSET FUND
--------------------------------------------------------------------------------



QUARTERLY REPORT                                                 JUNE 30, 1999


DEAR BARON ASSET
FUND SHAREHOLDER:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Asset Fund performed well in both the three months and six months ended June 30, 1999. Baron Asset Fund's performance for the slightly more than twelve years from the Fund's inception on June 12, 1987 through June 30, 1999, has been nearly eight fold appreciation, 18.7% per year annualized. The Fund's performance has been significantly better than that of the large cap S & P 500, 16.5% annualized, and the small cap Russell 2000, 10.8% annualized. Although Baron Asset Fund invests principally in small and medium sized businesses, it has not sold these investments when they have become BIGGER and successful, e.g. Charles Schwab, Univision, NTL, Hispanic Broadcasting. As a result, Baron Asset Fund now has a number of investments in larger businesses . . . that we believe still have the potential to at least double in size during the next three to five years.

Because of these large and mid cap stock holdings, some investment services as of January 1st of this year have begun to classify Baron Asset Fund as a "mid-cap" fund rather than a "small cap" fund. From the Fund's inception through December 31, 1988, Baron Asset Fund was ranked by Lipper Analytical as the number 2 of 53 small cap mutual funds. Baron Asset Fund continues to make most of its new investments in smaller businesses with market capitalizations of about $1 billion or less, virtually all of its new investments in market capitalization businesses of less than $2.5 billion.

For the second consecutive July and August, Baron Asset Fund's performance has been disappointing. The Fund's communications, media, entertainment and cable businesses remain very strong stock market performers and represent about 20% of our portfolio holdings. However, the stocks of our two largest investments, Charles Schwab and Sotheby's, about 25% of our holdings, have fallen 30-45% this summer, giving up a large portion

                                   [GRAPHIC]

----------------------      ----------------------       ---------------------
PERFORMANCE                 PERFORMANCE                  PERFORMANCE
FOR THE 3 MONTHS ENDED      FOR THE 6 MONTHS ENDED       SINCE INCEPTION
JUNE 30, 1999               JUNE 30, 1999                JUNE 12, 1987 THROUGH
                                                         JUNE 30, 1999








BARON ASSET FUND 11.9%      BARON ASSET FUND 20.0%       BARON ASSET FUND  689%
S&P 500*          7.0%      S&P 500*         12.3%       S&P 500*          532%
RUSSELL 2000*    15.6%      RUSSELL 2000*     9.3%       RUSSELL 2000*     243%
----------------------      ----------------------       ----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

of the gains achieved during the first six months. Our education, healthcare, amusement and recreation, retail and other small cap investments have also performed poorly during July and August. Many of these businesses have fallen 30-50% from their peaks during the last year and are now selling in the stock market at their lowest earnings valuations in years . . . mostly 10-15X current year earnings! And, for the most part, these businesses are larger than they were earlier this year, and a lot larger than they were last year.

Baron Asset Fund's stated goal has long been to double our shareholders' investments every four to five years by investing in businesses that double in size every four or five years. Our goal has been to reach net asset value of $100 per share before year end 2002. Although we have now had thirteen months of very modest gains, we continue to believe that most of our investments have the potential to at least double in size and value during the next nearly three and a half years. Of course, there can obviously be no assurance we can achieve this goal.

--------------------------------------------------------------------------------
INVESTMENT STRATEGY

"Some men see things as they are and ask "why?" . . . I dream things that never were and ask "why not?" Senator Edward Kennedy eulogizing his brother Senator Robert F. Kennedy in June 1968 quoting George Bernard Shaw.

George Bernard Shaw's phrase is applicable to investors as well as politicians. Invest in what a business can become . . . not only what it is. That's pretty close to our investment philosophy. Use our own research, not others', find a business run by a great entrepeneur with a big dream and the opportunity to fulfill it. Invest at a good price, a price that offers us the opportunity to at least double our money every three to five years . . . keep learning about the business so that you can judge if they're on track . . . and hang on . . .

And remember, a stock's price is like the weather . . . if you don't like it today, come back tomorrow . . . it will certainly be different . . . and may be a lot more favorable.

 . . . and, keep it simple . . .

The dreams . . .

Charles Schwab . . . to reinvent full service brokerage, with an internet backbone, of course . . . and to become the largest, most profitable financial services firm in the United States. Vail Resorts . . . owner of the best ski mountain in North America . . . which Vail's Category III expansion will make even better . . . to improve, to redevelop, its Colorado towns, especially
Vail, own more Vail hotels, restaurants and retail, steadily raise prices for lift tickets, and acquire more ski resorts and, perhaps, high end golf resorts. Mirage Resorts . . . continue to develop, own and operate the best, themed casino hotel resorts in the world . . . to "keep the promise" to build "houses made of bricks, not straw or sticks." Industrie Natuzzi . . . to reinvent the way home furnish-ings are distributed throughout Europe, South America and Asia and to remain the most profitable furniture manufacturer in the world. ChoicePoint . . . to provide businesses and government with the same, highly profitable services it now offers insurance companies . . . to help its customers know more about the individuals and businesses with whom they conduct commerce. Polo Ralph Lauren
 . . . to continue to strengthen the Polo brand worldwide and to fully exploit this lifestyle brand through the internet . . . to significantly increase Polo's profitability beyond its base level of license fees as a more efficient merchant using both physical and virtual stores. Sotheby's . . . to add millions of new, younger online auction clients to its hundreds of thousands of existing live auction clients . . . to use the internet and databases to better serve its collector clients both at physical sites and through internet auctions . . . to protect its 254 year old, highly regarded brand. The bottom line? Whether it's NTL, CoreComm, Robert Half or virtually any and every one of our entrepeneurially managed businesses, they've all got a dream . . . to get bigger, more profitable and less vulnerable to competition.

Sustainable competitive advantage . . . for a business to be of interest to us, it must have a sustainable competitive advantage, the ability to keep competitors from usurping its business opportunities. We had long considered capital constraints an important competitive barrier. But, the impact of the long '90s bull market and cheap capital has made capital availability, access to capital, less important. Many have been able to obtain capital . . . and many have not used it wisely. This has had a huge impact on assisted living facilities, gaming casinos, hotels, apartments and internet businesses, among others . . . there's now too many of them. Surplus businesses, of course, will consign their owners to earn lower returns on assets than could have been achieved only a few years ago . . .

Predictable, recurring and increasing annual income streams . . . brand franchise fees, license fees, royalty fees, rental income, management fees, service income . . . accounting services . . . TV and radio station advertising revenues . . . rental fees for content libraries . . . ancillary income produced by sports teams franchises . . . license fees and value created for adjoining properties . . . that's what we're looking for . . .

Growth . . . if a business isn't moving ahead, it's falling behind . . . to paraphrase a late friend. We want to invest in growing businesses, businesses that have a BIG idea as well as the financial resources and management to execute their plans . . . We want any business in which we're a part owner to be managed in such a way that in three or four or five years it will earn twice as much as it does today . . . and that it will then have the prospect to double its earnings again. We want to be sure current high business profitability is not a "flash in the pan."

Steve Wynn, the Chairman, CEO and founder of Mirage Resorts, loves to say, "you must 'keep the promise' you make to your customers . . . and to your employees and shareholders and community . . . if you can't do it, don't promise you can." That's

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

why Steve overstaffs his resort properties when they first open. His help isn't fully trained yet and Steve doesn't want his guests to be disappointed with their experience. You get one shot with your customer, he thinks, don't blow it, even if you don't make a profit the first time, they'll come back and recommend you to their friends if they have a good time. Steve runs his business planning and expecting to increase revenues and profits over the long term. We invested in Mirage twelve years ago for that reason and recently bought more.

--------------------------------------------------------------------------------
WALL STREET '99

1999 . . . the year of the day trader . . .

My family and I rented a beach house in East Hampton, Long Island during July. The house came complete with a house manager. After we had been there just a few days, the manager approached me. "I've begun to trade stocks myself. Could you give me a little advice?" "Of course." "What do you think of covered calls on Knight Securities? I've started to trade them at Merrill Lynch and I'm not doing so well."

That evening we had dinner with one of my friends, Joe Zicherman, formerly one of Morgan Stanley's top institutional brokers. Joe's 55 and sort of retired. He spends the summers in his weekend home near the beach on a former farm in Sagaponick, Long Island. Joe trades about $200 million for himself and a cadre of wealthy clients from a home office wired with the most advanced communications systems. When I relayed my house manager story, he responded with a story of his own. His gardener recently knocked on his door. "Mr. Zicherman, I've started to trade stocks myself. I was wondering if I could sit in your office with you for a day. I think I could learn a lot."

Finally, in the June 21 issue of Fortune magazine is a story about another of my friends, Todd Morgan. Todd, 51, and a former Goldman Sachs' senior partner, is the Chairman and founder of Bel Aire Investment Advisors, a Beverly Hills' money manager that manages money for the very wealthy, many of whom are Hollywood notables. Among his most well known clients is Barbra Streisand, which brings us to the Fortune article. Barbra, according to the article, has her "serious" money managed by Todd, but she has also begun to trade for herself. Where do her ideas come from? Following Peter Lynch's advice to invest in what you know, she goes to Starbucks every day, so she buys Starbucks' stock. Her husband mentioned American Online, so she bought it. She heard a doctor friend discussing Viagra at a cocktail party, so she bought Pfizer. "I don't pretend to be some maven, like the guy in Barron's last week who can analyze all the companies and so forth . . ." So, how has she done? Better than Todd! And, better than just about anyone else I know. After about five months of intense trading Barbra has nearly doubled her money . . .

These anecdotes are reminiscent of a story we reported in a recent quarterly shareholder letter about a traffic policeman who stopped Charles Schwab's Len Mayer to ask whether the officer should sell his Dell stock to buy AOL. It's all eerily reminiscent of the story about the shoeshine boy who reputedly began to give unsolicited stock tips to legendary stock trader Bernard Baruch in the summer of 1929. The boy's advice made Baruch so uneasy about speculative excesses that he began to sell all his stocks well before the market crashed that fall . . .

--------------------------------------------------------------------------------
PORTFOLIO UPDATE

So, if speculation is rampant and stock prices are high, why aren't we more worried?

It's because the speculation, the day trading, seems to us principally concentrated in a group of highly valued and highly volatile technology and internet businesses . . . businesses in which we have not invested. We certainly believe our judgment that other people's stocks are overpriced, but our's are cheap, is based upon substantive analysis. Especially since share prices of many businesses in which we are investors are already substantially below their peak prices achieved during the past eighteen months . . . 30-50% below.

Stock prices don't always reflect current business results and prospects . . . spelling investment opportunity for us.

Invest before the reasons you're doing so are obvious to others. During the past year and a half we've been able to establish many new investments in small and mid-sized businesses, as well as add to existing holdings, at what we perceive are attractive prices due to investor focus elsewhere . . .

American Tower has the potential to more than double voice oriented communications towers business with wireless data transmission, e.g. AOL, everywhere, anywhere, anytime. It continues to build and buy more towers, add more voice customers to existing towers as one-rate plans proliferate.

American Tower. American Tower's capable management led by Steve Dodge has already made us a lot of money twice before. Several years ago we invested in a Steve Dodge managed cable television business whose shares about tripled in two years . . . during the past two years Dodge managed American Radio, which was sold to CBS also about tripling our initial investment. We thought the prospects for American Radio's tower business, the spinoff company, American Tower, were exceptionally bright. One-rate wireless voice plans started by ATT and joined in battle by MCI Worldcom are proliferating and causing burgeoning demand for tower facilities. Our current expectation that the internet will be accessed from wireless devices anywhere and everywhere and at any time, could make the tower business much more than twice as profitable as we initially expected. This only serves to confirm our theory that great, hardworking, talented, fun-loving and generous managers like Steve seem to always get "lucky." Although American Tower's share price has more than doubled from our intial purchase price two years ago,

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

it has recently fallen about a third for no readily explainable reason. As American Tower continues to add communications towers to its portfolio and customers to its towers, its cash flow will increase dramatically, as should its stock price. Its latest deal . . . 2100 towers will be acquired from Airtouch in Year 2000. American Tower owns, operates and manages more than 7000 communication towers, giving effect to pending transactions. There are currently about 65,000 communications towers in the United States. Industry experts forecast demand for 100,000 towers by 2002. American Tower is the largest independent owner operator of communications towers in this country.

HCR Manor Care has potential to care for more acutely ill and potentially significantly more profitable patients in its nursing homes. HCR is low cost, high quality, healthcare provider.

HCR Manor Care. As has nearly every health care stock during the past two years, HCR Manor Care's share price has been pummeled. During 1999, the government changed the reimbursement schedule for skilled nursing facilties from cost plus to prospective pay, PPS. PPS makes predetermined fixed payments to nursing homes for specific patient disease states regardless of actual costs incurred by a facility. This new government payment schedule has bankrupted many leveraged nursing home facilities who relied for profits upon being able to provide high cost, reimbursed services to its patients. Further, government oversight of nursing facilities has dramatically increased during the past year. Regulatory compliance, in many instances with details that to impartial observers would seem barely relevant, have also added millions to costs. HCR's strategy? To admit higher acuity, higher revenue-producing patients and to provide them with high quality, intense treatment at lower costs than others
 . . . and to increase occupancy in its facilities by 5 points. HCR Manor Care has borne millions in extra expense to prepare its homes to accept higher revenue-producing, sicker patients while foregoing revenues and income from less profitable medicaid patients. If HCR can fill its empty beds with subacute patients and improve its patient mix moderately, it could improve profits 50% in existing facilities. More homes, and more intense services per home, will boost profitability further. HCR Manor Care's share price has fallen more than 50% from its peak during the last year and a half. In a 32X earnings market for 7% growth, HCR Manor Care now sells for 7.5X its estimated $400 million '99 EBITDA and 13X estimated 1999 $1.50 after tax earnings per share. HCR's earnings are currently subnormal and could jump 50% during the next two years.

Sotheby's establishes sothebys.amazon.com . . . joint venture collectibles online auction site with Amazon.com. Amazon pays $45 million for one million new Sotheby's shares and an option to purchase an additional million shares at $100 each. Sotheby's stumbles with selection of manager to run this business.

Sothebys.amazon.com expects to begin collectible auctions with Barry Halper's fabulous baseball memorabilia collection on September 28. Don't miss it. Our optimism for this venture is high. With Sotheby's 3500 affiliated worldwide dealer network sourcing goods; Amazon.com providing technology, customer traffic and analysis; and Sotheby's providing expertise and authentication, this venture should be a big hit. In fact, the sothebys.amazon.com collectibles auction site, when combined with the high quality Sotheby's art and antiques online auction site, sothebys.com, slated to startup later this year, could allow Sotheby's to be two to three times larger during the next decade than it would have been otherwise. Since we expect Sotheby's auction profits to quadruple during the next decade without online auctions, this is significant. Sotheby's stumbled with its initial selection of a manager to run this business. We expect that an ongoing search for a replacement will soon give us a highly skilled, previously very successful, hardcharging and highly incented executive capable of working independently of Sotheby's existing management
 . . . but utilizing its expertise, authentication skills and independent dealer network. Sotheby's share price has fallen about a third from its peak this summer.

Education stocks fall as investors theorize that individuals can find jobs in a full employment economy with no further education beyond high school, so why waste the time and money to attend college?

The conventional wisdom on stocks of education businesses is, we guess, "why does anyone need to go to college in a full employment economy if he or she can get a high paying job today without a bachelors or associates degree?" Of course, most individuals who do not graduate college are not likely to achieve the success of Bill Gates, Tiger Woods and star Duke basketball players . . . The private colleges in which we are part owners continue to open more schools, add more students to existing schools, charge more tuition each year than the year before and earn more money every quarter than they did a year ago. We believe that in our high tech, knowledge-based economy, education wins. Demographics is also helping. Echo boomers, also known as Gen Y, the children of baby boomers, are a huge population segment and will increase demand for our country's post secondary education resources for twenty years. There just aren't enough schools. Since share prices of higher education businesses have declined 30-50% while their businesses have continued to grow, we purchased additional shares of DeVry . . . we've been an owner since 1991 and have already earned more than ten times our money . . . as well as Education Management and ITT Education. We have owned each of the last two businesses for about two years. In addition, while we have followed Apollo for several years, until now we have not had a chance to purchase its shares. We recently invested in Apollo as well.

 . . . the stock prices of many of our smaller businesses have been little changed during the past year and a half . . .

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

although most of these businesses are now larger and more profitable than at the start of 1999 . . . and a lot larger and more profitable than at the start of 1998 . . .

Choice Hotels, the second largest hotel franchisor in the United States, continues to add more franchisees, improve the services it provides its franchisees, aggressively repurchase its shares and increase its earnings per share. Saga Communications, the big city quality radio broadcaster in smaller communities, continues to dramatically improve results in its existing stations, as it has every year for the more than six years we've been the company's largest shareholder, while continuing to purchase additional stations and radio networks at very attractive prices. Libbey Glass, the leading glass tablewares supplier, continues to broaden its product line, improve its distribution, lower its costs and improve its earnings. OM Group, a leading and highly profitable and very fast growing specialty chemicals business, continues to add new, and exciting products to its line, grow volume in its existing products, make attractive, synergistic and accretive acquisitions and grow
 . . . grow . . . grow. Industrie Natuzzi, the world's leading manufacturer of leather couches, has recently introduced fabric covered upholstery as well, and is now benefitting from the home building boom of the past several years, e.g., after you buy a house, you've got to buy furniture so you can live there. Natuzzi, as we have described in past shareholder letters, is one of the two most profitable furniture manufacturers in the world, and has an opportunity to virtually revolutionize furniture distribution in Europe, South America and, maybe even Asia. And, of course, its earnings are growing strongly.

When academics tell you about "efficient markets," ask them to explain why these 15-20% annual growth, franchise businesses, are selling at 10-15X earnings in a 32X S&P earnings market. And, why are Alexander's shares, as described below, selling for a little more than 60% of current liquidation value.

Alexander's demolished the existing building structure and has begun to move dirt on its valuable full block site on 59th Street and Third Avenue in Manhattan. The property, with development potential of 1.1 million square feet of mixed use office, residential and hotel, could be sold before it is redeveloped for perhaps $300 million, $60 per Alexander's share. Redevelopment of the site could add $200 million value, net of building costs, to the dirt, another $40 per Alexander's share, during the next two or three years. Alexander's eight other owned properties in and around New York City have a conservative value of $60-70 per share net of debt. After reaching $95 per share in the spring of 1998, Alexander's share price currently languishes about $20 below that level. This is despite the very strong New York City real estate market and Alexander's opportunity to take advantage of these conditions. And, as is the case for most of our investments, we just love this company's management, Chairman Steve Roth and President and COO Mike Fascitelli.

Inflation.

Babe Ruth, probably the best baseball player of all time, earned a salary of $80,000 in 1929 . . . which happened to be more than the President of the United States earned that year. "I had a better year than he did," the Babe explained. The Brooklyn Dodgers' Sandy Koufax held out with fellow star pitcher Don Drysdale in 1965 until they could each achieve annual salaries in excess of $100,000. In 1965, Koufax was the best left handed pitcher in baseball. He just may have been the best pitcher ever . . . from either side. Many baseball players today earn salaries of $10 million per year and, Michael Jordan, certainly the best basketball player of all time, in 1997 earned a salary in excess of $30 million . . . not including endorsements. Home prices, salaries, McDonald's fries, gas prices, clothes, couches, college tuition. They're all higher than they were last year . . . and a lot higher than they were five, ten, twenty, thirty and seventy years ago. Inflation. Don't believe government statistics. In a democracy, inflation's not going to disappear. It's just another hidden tax. Our rapid unit growth, branded, service businesses, but not necessarily their stocks in the short term, benefit from moderate inflation
 . . . they can readily pass on higher costs . . . as do our physical asset businesses . . . nominal returns on their assets will increase and it will be harder for competitors to build competing facilities. We think it unlikely that the businesses we own will continue to increase in value, in profitability, while their stock prices remain unchanged. Regardless, as our fast growing, small and mid-sized companies become BIG, they'll be valued like the other big guys anyway . . . and that's much higher.

--------------------------------------------------------------------------------
THE INTERNET . . .

 . . . it's changing everything.

The internet . . . content, community and commerce . . . the opportunities are vast for business to consumer transactions . . . and the opportunities for business to business commerce are even larger. And, internet-related, huge and exponentially increasing demand for data communications should benefit many of the businesses in which we invest . . . from cable and telephony to communications towers. But, what about barriers to potential competition? Spectrum, licenses and huge capital required offer some protection for communications businesses. But, for most so-called internet businesses, no such barriers exist. So, how do you value these businesses?

Venture capital investors funding startup internet businesses that have been accorded extraordinary valuations as public companies have been nearly deified by the investment press this year. "Don't confuse genius with a bull market"
 . . . I was advised early in my career when stock after stock I recommended advanced in price . . . during a bull market.

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

"First mover" advantage and the value of a customer.

"First mover advantage" . . . it's not all it's cracked up to be. Investment bankers selling new companies to the public through initial public offerings, often "businesses" that are not much more than an idea, never tire of explaining to potential investors that the first to introduce a concept will create a huge barrier to competitors, the "first mover advantage." This theory is based upon customer inertia, i.e., once you get a customer, they're your's for life, or at least for a long time. Don't believe it. A recent study of United States' consumers indicates that 18% of our fellow citizens would switch their telephone companies if a new company offered telephony service at the same price as an existing provider. Offer a discount from the incumbent telephony provider, and the trickle of disloyal customers becomes a flood. Another 20% of customers surveyed would switch telephone companies for a 5% discount; and 20% more would switch for a 10% discount. Many web businesses have apparently built customer counts by offering price discounts to established "bricks and mortar" business' customers. In our opinion, this is neither much of a value proposition nor one that provides sustainable competitive advantage. The web will make it easier than ever for customers to switch from one service to another. For example, of the 15 top web sites in 1996 as measured by unique visitor traffic, only four remained in the top 15 in 1998. Not much sustainable value here, we think.

Costs to obtain a customer, costs to retain a customer, the likelihood that customers will be retained and the present value of the lifetime revenue and profit that can expected to be achieved from a customer . . . that's our focus. Companies able to attract new customers for low cost; that can achieve extraordinary customer persistency by providing great value, a unique and valuable service and established brand, not just the lowest price; that are able to obtain high and increasing revenues per customer; that have important barriers in place to competition. That's what we're looking for.

Charles Schwab attracts and retains "baby boomer" customers and earns high returns . . . offers its customers a great value proposition.

Schwab's stock market valuation on August 30, 1999, today's date, is about $5100 per customer for each of its 6.2 million customers. Schwab currently obtains about $700 annual, very profitable revenue per average customer. Its average customer is 47 years old and holds nearly $100,000 assets at Schwab. Merrill Lynch's average customer is 62 years old and holds $350,000 assets in his or her Merrill account. The average account at Schwab, and, Schwab's revenues per account, should continue to increase as its customers become older and wealthier . . . if Schwab can retain these customers. Profits per Schwab customer account, of course, should grow a lot faster than account assets due to operating leverage. It doesn't cost much more to service an online account with $200,000 or $300,000 in assets than it does for one with

$100,000. Bigger accounts produce more revenue. Since 1992, when we first invested in Charles Schwab, its average customer's account assets have about tripled from $33,000 per account. Its number of customers have also more than tripled from 2 million active accounts in 1992.

Schwab's cost to obtain a new account currently approximates $150-200. Its cost to retain that customer can be measured by its $250-300 million per year technology spending, an annual expense incurred to improve exisiting customer services, to make its services more robust, and to add new services. This cost is about $50 per account per year. Schwab's new Velocity service, announced last week, is a good example of its efforts to further improve its electronic offerings. Schwab's cost to attract and retain customers is dwarfed by its $700 annual revenues per customer . . . which, we believe, will continue to grow at least as fast as same customer assets.

Schwab is currently experiencing about 6% annual customer attrition, a remarkably low number. When Schwab segments its accounts by asset size and provides enhanced services to its high end customers, e.g. Signature Services, annual account attrition falls to 3%! By comparison, America Online, cable television businesses and cellular telephone businesses usually experience customer "churn," customer defections, of more than 2% per month; telephone businesses, with their highly stable customer base, experience churn of 1% per month (people move). In addition, Schwab's customers are currently growing by about 200,000 net per quarter, about 15% per year. We assume Schwab's existing customers will become wealthier as they become older; that these customers will continue to increase their investments at Schwab; that Schwab will continue to attract new customers; and, that more online, revenue producing services, e.g., banking, credit card and insurance referral fees, will be offered. As a result, Schwab's customer assets could continue to increase 30-35% per year, its revenues more than that and its profits, on average, even more for the next several years.

Schwab's stock market valuation compares favorably to historic cable television, cellular telephone valuation metrics . . .

When we began to invest in cable television businesses in the mid 1970's, we invented, with a group of my then young friends whom some irreverently called the "Wall Street media mafia," a metric to value these fast growing franchises. Most cable businesses were then highly leveraged, had only modest revenues and no profits. We initially valued cable businesses at $50 per home in a franchised area, and later, when they obtained customers, at $600 per customer (the then present value of their estimated future earnings) . . . several years later these cable businesses were commonly acquired for $2000 per customer and are currently changing hands for $5000 per customer. Cable customers now produce an average $40 per month revenue with $1000 capital cost. Current cable valuations are based upon expectations for

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

significant revenue increases per customer as telephony and internet services are added. Schwab's customers now produce about 40% more annual revenues than an average cable cus tomer; Schwab's customer persistency, before the addition of its enhanced Signature Services, is about four times greater; and Schwab's capital costs per customer are a lot less!

When we began to invest in the late 1980's in leveraged, loss generating cellular telephone businesses, we valued these fast growing, venture stage businesses for $30-40 per "pop," per person in a franchised area (again, the present value of our expectations for future earnings cash flow). The per "pop" valuations were used since the startup cellular franchises then had few customers and neither earnings nor cash flow. We assumed that a good percentage of the population in a market would in time want to communicate wirelessly. We made a lot of money (cellular franchises are now worth at least 10-12 times cash flow, over $300 per "pop" despite a lot more competition) since we thought, ten years ago, that a lot more people would use this service than most others commonly assumed. In annual year end Barron's Roundtable discussions in which I participated for seven years from 1988 through 1994, I regularly projected that more than 20% of our population would use cellular phones. And, even though our estimate was way too low, others were much lower. ATT forecast in 1979 that cellular phone usage in New York City by 2000 would reach just 233,000 users. Donaldson Lufkin Jenrette, then the most bullish of the Wall Street brokerage firms, projected in 1987 that cellular penetration would, over time, reach 3%. There will be 4 million cellular users in New York City in 2002! By 2000, many countries will have 60% penetration! Italy will achieve 100% penetration! As legendary Mets' and Yankee manager Casey Stengle used to say, "You could look it up."

In addition to Schwab being attractively valued relative to other customer based valuation businesses, e.g., cable television, cellular telephone, telephone companies and internet businesses, Schwab is attractively valued compared to slow growth banks that commonly sell for 10-15% of customer deposits. Schwab's shares now sell for about 5% of its rapidly growing customer assets. Although we've made more than 40 times our original investment in Schwab since 1992, we continue to believe we have a few more doubles in front of us during the next decade.

--------------------------------------------------------------------------------
NEWS

Metro Networks, the radio traffic, news and sports service, acquired by Westwood One for stock.

Westwood One provides radio programming to, and is controlled by, Infinity Broadcasting. Westwood One also owns Shadow Traffic, which, although it's a lot smaller business than Metro Networks', is Metro's largest competitor. Westwood/Metro should be able to significantly reduce expenses and eliminate certain competitive pricing practices. In addition, Metro will gain a large new market for the computerized news service it provides to radio stations . . . Infinity's stations. "My wife wants me to be a billionaire," David Saperstein, one of our speakers at last year's Baron Investment Conference, recently confided to us, we assume only partly in jest. David's business was sold for a little more than $900 million in Infinity stock. "Can't you just say it's for about a billion?" David's wife teased the entrepeneurial former car salesman. Baron Asset has been Metro Networks' largest outside shareholder for the entire three years since that company's initial public offering in October 1996 . . . and has so far about tripled its money. For David to personally reach $1 billion net worth, Westwood One, after its merger with Metro Networks, must about double in value again. We don't underestimate David's motivation.

Hughes' Direct TV, General Motors and Clear Channel Communications invest $250 million in American Mobile Satellite's XM Radio subsidiary. American Mobile then completes its own oversubscribed $125 million public secondary stock sale significantly improving its balance sheet.

The chairman of American Mobile Satellite and XM Radio, Gary Parsons, is fast becoming one of my heros. When we invested in American Mobile Satellite nearly five years ago, we did so with the expectation that its proposed geostationary satellite would meet widespread demand for its service, most importantly from cellular telephone users in remote areas where there were no towers and no likelihood towers would be built. Alas. The company's management, recruited because of prior successes as managers of established businesses, had a difficult time operating a startup venture. American Mobile Satellite started with too much overhead and too much debt; its satellite launch was delayed a few months and then lost capacity when it was improperly operated from the ground; and, a lot more towers were built than we expected, sapping demand for the satellite's roaming services. In 1996, Gary was recruited as the company's new chief executive officer fresh from his role as second in command of a startup communications venture that was sold to MCI for nearly $1 billion. The competition to recruit Gary was vigorous. American Mobile prevailed, I think, because although another venture offered greater consideration and perhaps more assurance of success, he would have had to relocate. Gary lived a very short distance from American Mobile's offices in northern Virginia.

Since Gary assumed control, he has dramatically reduced the company's investment in inventories; replaced key managers with individuals he has known to be successful; focused marketing efforts on institutional customers, e.g. transportation companies, field service, and, raised additional capital, both debt and equity. But, two developments stand out.

(1) American Mobile acquired Ardis, the powerful two way terrestrial wireless network that perfectly complements the company's satellite communications services. Ardis was purchased from

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

Motorola for cash and stock, which, in the process, allowed Motorola to become the company's third largest shareholder(Hughes is number one). This unique satellite/terrestrial network is similar to that of Bell South, but our's is more robust. American Mobile's network is a low cost, low latency . . . fast two way response time . . . solution which allows intereactive two way paging. Recent deals with Skytel, RIM confirm the value of network for two way paging. Deal with UPS suggests field service value. Also of importance is telemetry market, wireless polling of meters, Coke machines. There are clearly a number of potential acquirors of this network . . . among them America OnLine, AOL anytime, anywhere, MCI/Skytel, and the RBOCs.

(2) American Mobile acquired one of two digital audio radio licenses issued by the FCC. As outlined above, General Motors, Hughes' Direct TV and Clear Channel recently invested $250 million in American Mobile's subsidiary with the DARs license, XM Radio. Baron Asset also invested $21 million in XM Radio. The opportunity, we think, is many fold appreciation if this business is successful. XM Radio's only competitor is CD Radio, another business in which Baron Asset has successfully invested, that also still offers great appreciation potential.

The lesson? Bet on great managers. Gary, thanks to our good fortune, is certainly proving to be one of them.

Following Microsoft's $500 million equity investment in NTL earlier this year, France Telecom invests $5.5 billion in NTL. NTL acquires U.K. Cable and Wireless cable television/ telephony business. France Telecom now NTL's largest shareholder.

Following NTL's acquisition of Cable and Wireless, the merged businesses will reach more than 12 million households in the U.K. and Ireland, more than half the available homes in that market. The company will be more than twice as large as its closest competitor, Telewest. The transaction also increases the likelihood that NTL will acquire Telewest as well. NTL has been the most successful of the eight year old U.K. cable television/telephony businesses. More than 43% of the homes NTL has "passed" so far have switched their telephone service to NTL from British Telephone, the former monopoly telephony provider. During the last twelve months, 66% of the incremental homes marketed have taken the NTL telephone service, demonstrating strong additional potential. We also think it's noteworthy that 40% of its telemarketing has been inbound. Consumers are calling asking for the NTL service as soon as it's available. Cable and Wireless has achieved 26% penetration, offering NTL substantial upside as it rolls out its innovative services, e.g., digital t.v.'s coming in September, and marketing programs that bundle services at attractive prices. Following this acquisition, NTL's reach and, therefore, program buying power, will be substantially enhanced. This offers NTL the potential to improve its cable television operating margins significantly, from 40% to 50-55% of revenues, we think. Finally, the explosive demand for bandwidth due to the internet . . . data transmission in its markets has already increased seven fold in the past two years . . . we think is just beginning. Bandwidth demand, so far driven by e mail, will soon get a giant boost from images transmission, streaming video. Anyway, NTL could increase its revenues 3-5 times in the next few years as it increases its homes passed from 8 million to 12 million, increases penetration of its potential customers, sells its customers more services for greater fees and adds business customers.

So, how did George and Barclay find this investment in the first place? About seven years ago, after George and Barclay had sold Cellular Communications of Ohio to Pactel, now Airtouch, they were looking for a business in which to invest for their small, Ohio microwave business, OCOM, the predecessor company to NTL. George and Barclay had heard that the U.K. government was then trying to foster competition for its monopoly telephone company, British Telephone. It was offering regional franchises that could provide both cable television and telephone service to their customers . . . and British Tel would be prohibited from competing in video services until 2002. U.K. residents in 1992 received just four television channels and their phone service was both expensive and, to be charitable, not considered top notch.

A close associate of George's had obtained a provisional, regional U.K. cable television/telephony franchise. But, the capital needed to retain this license and build a system in the franchised area was beyond that executive's capabilities. George thought the joint greenfields cable television/telephony system sounded like a good idea, but felt the capital required could not be easily justified. For the venture to be successful, a large portion of British consumers' homes a cable television/telephone system passed would have to switch their existing telephone service to an unknown, new company . . . or sign up for monthly cable television charges instead of free over the air television. Prior cable-only television systems in the U.K. had failed and News Corporations' BskyB satellite programming service was rapidly becoming entrenched with long term program contracts and attractive satellite dish financing. George then was invited to a dinner by an ardent investment banker seeking to interest George in the U.K. venture. George met a Comcast executive at the dinner who operated another U.K. cable franchise. That executive bragged 25% of the homes passed by Comcast were initially subscribing to not only cable t.v., but telephony as well. George was overwhelmed by this early evidence of strong consumer demand and decided, virtually on the spot, that his friend's franchise offered unique opportunity. The chance meeting and kernel of information gained again confirms my theory of good luck that accrues to hard working, honest and brilliant entrepeneurs. Then, in a chicken and egg conundrum, George and Barclay figured out how to raise the required billions for OCOM to finance construction, although

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

the U.K. franchise license would not be granted to their company before it was financially strong. Seven years ago Baron Funds became the company's largest outside shareholder, which it remained until it was diluted by subsequent NTL stock and convertible debt offerings at successively higher prices. We have since earned more than eight times our original investment . . . and hope to double its value again in the next three or four years.

Cellular Communications of Puerto Rico (CCPR), another business controlled by George and Barclay, acquired by SBC Communications and Telephonos de Mexico.

This acquisition was consummated in late August. The consideration to CCPR's shareholders was $29.50 cash. Another George and Barclay coup. Baron Asset Fund was CCPR's second largest shareholder; the Fund owned 7.4% of CCPR's shares, and has more than tripled its money during the past four years.

Spieker's rents just keep going up . . . and up . . . and up.

Spieker Properties continues to achieve very strong rent increases when its existing suburban California office tenant leases expire and are renewed. During the second quarter, Spieker's rent increases on new leases and renewals averaged 27.8%. In addition, the company's $396.3 million office development pipeline is now 54% preleased and is expected to provide an initial yield of at least 11.1%. This is at the high end of office development opportunities. This is further evidence of very strong demand for Spieker's properties . . . and of little competitive space offerings.

Addenda: Libbey and Southern Union fail to acquire target companies; Smart & Final and AMF Bowling complete rights offerings.

Leading glassware manufacturer Libbey terminated its unsolicited bid to acquire leading flatware supplier Oneida. The distribution synergies in this combination were terrific, but Oneida's mangement felt they would be better off independent. This is despite the fact that Libbey's offer was at twice the price Oneida's shares traded before Libbey's interest. Oneida's extraordinarily high overhead expense as a percentage of sales probably offers a clue as to why the lean and mean Libbey was considered an unsuitable acquiror. In a second disappointment for us . . . Southern Union failed to acquire Southwest Gas despite its significantly higher cash offer than Oneok. Our friend Mario Gabelli was one of the few investors who stood up for his shareholders and voted no! But the politics of this deal, as outlined in a recent Forbes article, or something more nefarious, as charged by Southern Union, were too much for Chairman George Lindemann. Smart & Final and AMF Bowling both successfully completed rights offerings to improve their balance sheets. Both businesses, following the addition of new managers, are doing much better.

--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Eighth Annual Baron Investment Conference: October 15, Grand Hyatt, New York
City.

For the more than twelve years since Baron Asset Fund's inception on June 12, 1987, we have tried to provide our shareholders and prospective shareholders with enough information to make an informed judgment about whether Baron Funds is an appropriate investment for you and your family. Baron Funds' quarterly report narratives regarding our investments and strategies, as well as the financial information we provide, is what I would like to have if our roles were reversed. We regard our annual Baron Investment Conferences as another opportunity for you, our shareholders, to become more knowledgeable about your investments in Baron Funds.

Each October since 1992 we have invited the chief executives of five businesses in which Baron Funds has significant investments to speak with our shareholders at our annual conference. The executives first describe the businesses they lead and the prospects for those businesses in 30 minute formal presentations. These are similar to the Wall Street "dog and pony" shows analysts regularly attend to initially become acquainted with a company and its management. The formal talks, usually, but not always, are accompanied by film clips and slides. Each talk is followed by a 15 minute question and answer period with our shareholders.

The presentations are often enlivened by footage like that Vail Resort's chairman Adam Aron used two years ago of nuns from "The Sound of Music" executing exciting snowboarding leaps from snow covered Colorado mountain tops. Or a quiet talk without slides or notes last year by Polo Ralph Lauren's chairman, Ralph Lauren, about his business' humble origins. Our shareholders were totally charmed by Ralph and especially enjoyed his reparte when a questioner from the audience began to reminisce with the Polo chairman about teammates on their high school baseball team at DeWitt Clinton High School in the Bronx. And we get the blowout presentations, too . . . like last year's talk by NTL's chairman, George Blumenthal. George wowed the crowd with what Morningstar. Net called his "breathtaking projections" for NTL's U.K. fibre optic network's voice and data telephony, cable television and internet access services . . . projections which a year later, actually look a little conservative.

Immediately following the presentation by our luncheon speaker, who this year will be Charles Schwab's co-CEO and President, David Pottruck, I will address our shareholders. My talks, in the past, have focused on our investment strategies and philosophy. After my talk, unlike our other speakers who answer audience

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

questions for a limited time, I will answer our shareholders' questions until you tire of asking them. You can also ask Morty, Cliff, Matt and Mitch any questions you'd like. No holds barred. Last year, shareholders questioned me for nearly two hours before the last investors filed out to Billy Joel's "New York State of Mind." Whew.

We would not think of investing in a business on behalf of our Fund's shareholders, which include us as among the largest individual shareholders, of course, before visiting and interviewing a business' management, speaking to their competitors and carefully studying available financial information. We call this our "kick the tires" research approach . . . and after we kick the tires once, we keep kicking them regularly to make sure they're still o.k. We offer our shareholders an opportunity to annually "kick the tires" of their investments in Baron Funds, to judge for themselves whether the businesses in which we've invested on their behalf are still appealing, have significant growth prospects and are attractively valued. You also have the opportunity to judge for yourselves whether the executives leading these businesses are people who are forthright, capable and trustworthy. You have the opportunity to judge the competency, not just of several business' managers, but also of your funds' portfolio managers, me, in the case of Baron Asset, Cliff, in the case of Baron Small Cap, and, in the case of Baron Growth, Mitch and Matt, who work with me on that fund. Just ask us questions. We'll try to answer them.

Our conference begins at 8:00 AM for breakfast and ends following my speech after lunch. Our first speaker after breakfast this year will be Sol Kerzner, Chairman and CEO, Sun International Hotels, Ltd., the owner of the spectacular lost continent oriented Atlantis Resort Hotel and Casino on Paradise Island, Bahamas, manager of the Mohegan Sun in Connecticut, and developer of new resort gaming projects in Atlantic City and Las Vegas (Sol is generally regarded as one of the preeminent developers of themed casinos, and an important influence on Steve Wynn, among others). Sol will be followed by Derek Smith, Chairman and CEO, Choicepoint, the very profitable, fast growing manager of insurance company databases that is extending its services to other businesses and government; Michael Marks, Chairman and CEO, Flextronics, the lightning fast growth electronics contract manufacturing company that counts the largest consumer electronics and communications businesses as its customers; and, Isadore Sharp, Chairman and CEO, Four Seasons Hotels and Resorts, the franchiser and long term manager of the best five star hotels in the world. To Izzy, long term management contracts have a different connotation than to almost anyone else . . . eighty year contracts are the norm here. If others can achieve decade long contracts, they're doing well. How does he do it? is an interesting question. Finally, following surprise Rock 'N Roll luncheon entertainment, David Pottruck and I will give the last two presentations. David is President and Co-CEO, Charles Schwab Corporation, the largest online brokerage firm that is reinventing full service brokerage, with an internet backbone. How Schwab will distinguish itself from would-be competitors will be an interesting topic. Schwab has been Baron Asset Fund's largest holding for years . . . due principally to that firm's outstanding business and stock market performance.

Please RSVP at 1-800-99-BARON or 212-583-2100 or visit us at our web site www.baronfunds.com to reserve a place so that we can be certain we will be able to accommodate you. Space is limited. Last year more than 1300 guests attended and we expect even more this year. Of course, as always, there will be no charge to attend our conference. We have set aside rooms in four hotels to accommodate our guests at "special rates." Unfortunately, this is New York City and "special rates" here would not be so regarded in most of the rest of our country. We hope to see you in October.

Thank you for investing in Baron Asset Fund.

We recognize it cannot be an easy task for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you have to consider how to invest your hard earned savings to pay for your children's education, a new home or your retirement. It is especially daunting now since there are more mutual funds than there are stocks
 . . . and well respected advisers often give conflicting opinions.

We hope our quarterly shareholder letters, interviews in the financial press, investment adviser conference calls and annual investment conferences have made it easier for you to determine if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you again for joining us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence.

Sincerely,



/s/ Ronald Baron
---------------------
Ronald Baron
Chairman and CEO
August 30, 1999

LOGO
BARON
FUNDS

2 BARON GROWTH
  FUND
  [Formerly Baron
  Growth & Income Fund]


PERFORMANCE........................................................11

PORTFOLIO HOLDINGS.................................................12

OTHER DEVELOPMENTS.................................................15










































www.baronfunds.com
767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

--------------------------------------------------------------------------------
BARON GROWTH FUND
--------------------------------------------------------------------------------



QUARTERLY REPORT                                                 JUNE 30, 1999


DEAR BARON GROWTH FUND
SHAREHOLDER:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth Fund performed well in the three month period ended June 30, 1999, both absolutely and relative to the small cap averages. The Fund gained 17.5% in the June quarter while the Russell 2000, an index of small cap stocks, gained 15.6% and the S&P 500 gained 7.0%. Since the Fund's inception on January 3, 1995, nearly five years ago, the Fund has also performed well, gaining 222.9% through June 30, 1999. For the same period, it significantly outperformed the Russell 2000, which increased 95.0%, and kept pace with the S&P 500, which gained 225.7%.

Investment Opportunities in Small Cap Companies.

The investment performance of smaller companies for the past several years when com-pared to larger, more established and better-recognized companies has, until recently, been disappointing. The Russell 2000 underperformed the S&P 500 by over 30 percentage points in calendar 1998, an unprecedented gap for a single year. In fact, small cap stocks have underperformed larger companies for most of the last 15 years. This relative underperformance of smaller companies has resulted in relative valuations of smaller companies that are unusually compelling. More importantly, we are identifying many investment opportunities in what we believe are great businesses that are selling at very attractive prices on an absolute basis as well as on a relative basis to larger cap stocks. Although small cap stocks continued to perform poorly relative to larger companies during the first quarter of 1999, this trend reversed during the second quarter. While the S&P 500 beat the Russell 2000 by 10 percentage points in the March quarter, it lagged the Russell 2000 by 8.6 percentage points in the June quarter.

                                   [GRAPHIC]

------------------------    -----------------------    ------------------------
PERFORMANCE                 PERFORMANCE                PERFORMANCE
FOR THE 3 MONTHS ENDED      FOR THE 6 MONTHS ENDED     SINCE INCEPTION
JUNE 30, 1999               JUNE 30, 1999              JUNE 12, 1987 THROUGH
                                                       JUNE 30, 1999






BARON GROWTH FUND 17.5%     BARON GROWTH FUND 26.3%     BARON GROWTH FUND  223%
S&P 500*           7.0%     S&P 500*          12.3%     S&P 500*           226%
RUSSELL 2000*     15.6%     RUSSELL 2000*      9.3%     RUSSELL 2000*       95%
-----------------------     -----------------------     -----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

Baron Growth Fund's performance boosted by long term investments.

The Fund's performance in the June quarter was favorably impacted by strong gains in Choice Hotels, currently the Fund's largest position. The Fund was also favorably impacted by Charles Schwab, which currently represents about 7.2% of the portfolio, and which was the Fund's largest holding for most of 1999. Schwab's share price gained 94% in the six months ending June, reflecting very strong customer asset flows and strong current earnings. While Schwab's stock price has retreated from its earlier highs, we remain optimistic regarding Schwab's longer-term prospects. We believe Schwab can triple its customer assets to $1.8 trillion and quintuple its earnings within the next five years. Schwab's stock price has increased about forty fold since Baron Asset Fund's initial purchases in 1992 and more than fifteen fold since Baron Growth Fund's initial purchases five years ago.

The Fund was also favorably impacted in the quarter by its position in American Mobile Satellite Corporation. During the quarter the company announced an agreement with SkyTel to market that company's two-way paging technology through the Ardis network the company purchased from Motorola two years ago. Additionally, AMSC announced a strategic alliance with GM, Clear Channel and Hughes Direct TV for the AMSC digital audio radio satellite service, XM Radio. The company also completed a successful equity offering, which reduced its leverage and will provide the necessary capital to support its growth opportunities.

Baron Growth Fund was negatively impacted in the quarter by its education related investments in Devry and Education Management. Baron Growth Fund's performance was also negatively impacted by Robert Half, a long-term holding of the Fund. Half, the temporary help company, fell in price 21% during the quarter, as the company had difficulty hiring temps in the current full employment environment. The company is developing new strategies to attract potential employees to meet the high levels of demand that exist for their services. We think Half is currently trading at very attractive levels, ignoring the strong demand for the company's services.

Portfolio Changes - A New Mandate.

Consistent with the Fund's change in name and objective approved by shareholders in a vote on May 19, 1999, Baron Growth Fund is focused solely on small cap, growth investment opportunities. The Fund has continued to invest all of its net flows this year in smaller businesses and to scale back its investments in larger companies. The Fund's median market cap is currently approximately $950 million and falling.

Baron Growth Fund, while it shares Baron Asset Fund's philosophy and approach to investing, is much smaller than Baron Asset Fund. It can therefore take advantage of smaller cap opportunities where the larger Baron Asset Fund may have difficulty establishing positions of significance. During the June quarter, the

Fund sold its positions in three larger cap companies, American Tower, Mirage Resorts and Spieker Properties. Additionally, the Fund reduced its position in two other Baron Asset Fund core positions HCR Manor Care and Charles Schwab. While these companies have significant growth opportunities and continue to represent attractive investments for Baron Asset Fund, Baron Growth Fund is now focused on smaller cap opportunities. Since March 31, new positions have been established in sixteen small cap companies. Among these new investments are Radio One, Citadel Communications, Electric Lightwave and Ethan Allen.

Please note: The preceding sections were written by Morty Schaja, Chief Operating Officer and Vice President, Baron Funds.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

Amusement and Recreation.

Note written by Mitch Rubin, Vice President and Co-Portfolio Manager, Baron Growth Fund.

Cruises. Recreational expenditures are growing at over twice the annual rate of both GDP and personal consumption (over 6% v. approximately 3%). In addition to our skiing and gaming investments, the cruise industry will also benefit from these accelerating expenditures.

The cruise industry is among the fastest growing sectors of the travel and leisure industry. Approximately 6.4 million North Americans cruised last year, and the number of cruisers has increased at a 9% annual rate for the past 30 years. Still, only 2% of all vacationers currently cruise and 90% of the U.S. population has never been on a cruise. People 50 years old and over make up the majority of cruisers, and this is the fastest growing segment of our population. To address this growth, over $10 billion of new ship construction is planned in the next four years by the world's three largest cruise lines.

We recently initiated two investments that we believe will benefit from the explosive growth in cruising: Steiner Leisure and American Classic Voyages.

Steiner Leisure. Steiner is the leading worldwide provider of spa services and products on-board cruise ships. The company currently serves 99 ships representing 26 different cruise lines. Steiner traces its origins to 1935, when the company's founder began his career as England's Queen Mary's hairdresser. The business evolved into a salon service provider in the 1950s and, in 1967, Steiner received a contract to manage the spa and salon aboard the world renowned QE2. Since 1967, Steiner has added nearly 100 ships to its fleet and has bought its largest and only competitor. The company is currently run by the founder's son-in-law CEO Clive Warshaw and daughter Executive Vice President Michele Steiner Warshaw who own approximately 17% of the company's stock.

--------------------------------------------------------------------------------
                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

Steiner acts as an independent contractor to its fleet partners. The fleets are building larger and more elaborate ships, which boast larger and more elaborate spas as a means of enticing cruise industry customers to their cruise line. Although the spa is an integral part of the customers' on-board experience, managing and staffing a high-end spa is not a core competency of any of the cruise lines. Spa staff turnover is high, quality training is critical, and capacity utilization drives profitability. The average spa generates approximately $35,000 per week revenue. This compares to nearly $3 million revenue per week for an average 2,000 berth cruise ship. As a result, the industry has almost universally elected to outsource its spa management to a third party, Steiner, which currently has an over 80% market share of the on-board cruise spa management business.

Steiner takes charge of marketing and selling its services to shipboard guests. The company has a highly trained and motivated staff whose goal is to sell out all spa services and treatment appointments before each ship sets sail for the first night of a cruise. Steiner also focuses on introducing newer, more elaborate treatments for its clients rather than attempting to raise prices. Steiner shares the revenue generated from the spa with the ship owner and guarantees the ship owner a minimum level of revenue (on average, approximately 40% of the on-board revenue is paid to the cruise line owner). Steiner generally has no investment in the physical spa and no obligation for capital expenditures to maintain or upgrade the area or equipment. Not surprisingly, the company has both an extremely high return on equity and a high and increasing level of annual free cash flow. Although Steiner's contracts are relatively short in duration, 1 to 3 years, the company has never failed to renew an important relationship that it wanted to keep. Moreover, although the company has continued to provide higher guarantees and splits to its fleet partners over the years, Steiner has steadily increased its operating profit margins (from 4% in 1994 to 18% currently.)

Steiner is enjoying substantial growth from the addition of new ships (9 in 1999, 20 in the next 4-5 years), increased sales of its proprietary products (Elemis and La Therapie) both on-board and direct to spas or customers (including through the company's web site), increased productivity of the ship-board staff, and strategic acquisition and expansion. Steiner recently added its first significant land-based spa management contract at the Atlantis on Paradise Island, the Bahamas with Sun International (a significant Baron holding) and has recently acquired the leading spa vocational training school in the U.S. in Florida. Both land-based spa management and vocational spa training schools present exciting additional opportunities for Steiner in coming years.

We expect Steiner to continue to grow its core shipboard revenues at a 15-20% pace over the next several years with accelerating growth derived from land-based spa management, vocational training and product sales. We expect Steiner's earnings to grow at an even faster pace. In addition, the company will also be generating a sizable horde of cash.

American Classic Voyages. This is the largest operator of United States flagged cruise ships (most of the large cruise lines are foreign flagged in order to avoid U.S. taxation). American Classic operates the Delta Queen cruise line, which operates high-end nostalgic, paddle wheel excursions on America's in-land rivers. It also operates the Independence, the only sizable overnight cruising vessel operating exclusively in Hawaii. Although a steady business currently, several unique opportunities make the next several years exciting for American Classic.

First is the company's dominance of the potentially strong Hawaiian cruise market. In exchange for the commitment to build at least two new world class cruise ships in U.S. shipyards in the next several years (a commitment of over $1 billion of expenditure), American Classic has been granted (1) legislative exclusivity to operate U.S. flagged cruise ships in Hawaii for the foreseeable future and (2) the right to purchase and reflag a foreign cruise ship to be put into service in Hawaii as a U.S. flagged ship immediately. In addition, American Classic has been granted 87.5% financing for its new building program in 25 year, non-recourse, U.S. guaranteed debt at interest rates only 100-125 basis points over U.S. treasury rates.

Hawaii is a proven destination travel market with over 7 million annual visitors but almost no cruising due to legislation which restricts the right of foreign flagged ships to dock solely in U.S. ports on a cruise. Currently, less than 1% of all Hawaiian visitors cruise (as compared to 35% of visitors to Alaska and 22% of visitors to the Caribbean). Nevertheless, the demand appears to be substantial as American Classic currently generates over $325 in daily average rates on its cruise ship (as compared to an average of approximately $200 per day on Carnival or similar cruise lines in the Caribbean) and runs over 100% occupancy despite serving the market with a small (867 berths), 40 year old cruise ship.

American Classic plans to attack the Hawaiian market first through the introduction of the New Amsterdam, a 1,214 berth Carnival cruise ship that the company will soon purchase for approximately $114.5 million. AMCV hopes to have the New Amsterdam introduced to the Hawaii market under a new name by late next year with a substantial marketing push to bring world class cruising to the market. At the same time, AMCV will be constructing the first two new ships to be built under its government exclusivity grant. These ships (1,900 berths each) are under fixed price contracts to be built by Ingalls Shipyard, one of the top U.S. defense department naval contractors. AMCV estimates the total cost per ship to be approximately $500 million and the first ship is scheduled for delivery in early 2003. Given the attractive financing, AMCV estimates that the return on equity for the new construction will exceed 65%, assuming current rates in the Hawaiian market (which will hopefully see some upward pressure as the product quality increases dramatically). The company recently hired Rod Macleod from Carnival Cruise Lines as its director of Hawaiian operations. Rod is one of the most respected executives in the cruise industry.

--------------------------------------------------------------------------------
                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

In addition to its Hawaiian acquisition and construction plans, AMCV plans to further expand its Delta Queen franchise, through the recent acquisition of a vessel to be introduced in the Pacific Northwest in early 2000 and through a new build program to introduce 3-5 coastal cruising vessels to serve the east and west coasts. These coastal cruisers are less costly than the large, Hawaiian construction projects, (with projected costs of approximately $37 million each), but with equally impressive 65%+ return on equity expectations.

AMCV expects to grow substantially over the next several years and catapult itself into the upper echelons of the world's cruise lines. We expect AMCV to grow from its current base of $192 million of revenue and $22 million of EBITDA generated in 1998 to between $275 million and $300 million of EBITDA by 2005. Moreover, we expect earnings per share, which are essentially break-even currently, to top $3.50 per share by the end of the company's current new build program.

Communications.

CoreComm. Note written by Matt Ervin, Vice President and Co-Portfolio Manager, Baron Growth Fund.

Upstart telephone companies known as Competitive Local Exchange Carriers (CLEC) have rewired many business centers with the same type of telecom architecture used by the legacy Bell operating companies. Nonetheless, the new kids on the block have enjoyed some advantages. (1) New networks are more reliable and exhibit more capacity; (2) new networks are built to provide optimal service to the most lucrative corporate customers; and, (3) construction and maintenance of new networks is being performed by more efficient non-union staff. CoreComm is one of the new kids on the block, a CLEC headquartered in Ohio with the intent to focus on the Midwest. However, CEO Barclay Knapp plans to architect CoreComm to reach other dimensions of competitive advantage.

Barclay Knapp has taken NTL from $25million of start-up capital and turned it into one of the largest companies in the U.K., with a $30 billion enterprise value only six years later. Along with Chairman George Blumenthal and other senior management, Barclay intends "to duplicate the success of NTL in the U.S." Barclay tells us that "CoreComm can benefit from marketing strategies that have proven highly successful in the U.K." The management team feels they can keep marketing costs to less than three months revenue, advertising through mass media outlets and closing sales on the phone. CoreComm's focus groups reveal that "people don't really know what they pay for right now," and the opportunity is to give consumers more "perceived value." On the technology side of the business, CoreComm plans to implement an advanced architecture, using Internet Protocol (IP) to create an economical backbone for their Ohio-based telephone company. The backbone is held together by data routers, devices which reduce the company's reliance on central office switches. Central office switches are behemoths costing from $4-8 million each, while routers can be set up for less than $100K. CoreComm aims to implement its IP-backed architecture for $250-400 per potential line in a city like Columbus, OH. This investment compares very favorably to the sunk costs of the Regional Bell or even the first generation of the CLECs, where sunk costs run up to $2000 per line. Each residential telephone line sold generates $600 per year in revenue, and a local business line produces $700 and up. CoreComm will often rent the "last mile" to the customer premise from AmeriTech for a flat rate less than $13 per month, but even after taking account this expense, the revenue stream from switched services should produce high margins. CoreComm could report healthy returns on capital if the company achieves 5-10% marketshare. At NTL, Barclay has achieved marketplace penetration of 35-40% and growing. We are very optimistic about management's ability to re-produce impressive results at CoreComm.

Hotels and Lodging.

Choice Hotels. Note written by Mitch Rubin, Vice President and Co-Portfolio Manager, Baron Growth Fund

Choice's new management team, headed by Chuck Ledsinger, is building the company's core franchising network while also aggressively pursuing exciting internet initiatives.

Choice's core hotel franchising operations continue to exceed expectations. Year to date, the total number of Choice hotels has grown 15% to 4,088, Choice's royalty revenues have increased by 10% and the system-wide royalty rate has grown to 3.63% from 3.50%. In addition, Choice franchisees have enjoyed a domestic RevPAR increase of 3.3%, ahead of lodging industry averages. Choice continues to sell new franchise contracts as well, with an additional 748 hotels in either design or under construction.

In addition to this strength in its core franchising business, Choice has taken two significant steps to enhance its revenue potential through the Internet. First, Choice introduced ChoiceBuys.com as a supply source for its franchisees. Through ChoiceBuys, Choice is offering its franchisees the opportunity to purchase all of the goods and services they use at their hotels (soap, pillows, bed linens, carpet, light bulbs, etc.) in a convenient, integrated internet site at a substantial discount to their normal product purchasing prices. By establishing bulk purchasing contracts with preferred suppliers, Choice is able to both get its franchisees substantial discounts, while also keeping a small portion of the savings. Currently, over 25% of Choice's domestic franchisees are registered users of ChoiceBuys.com which has nearly 3,000 products from which to choose (Choice hopes to add an additional 5,000 products to the site by the end of the year). Choice believes that in time, the system has the potential to drive annual expenditures of $1.5 billion in goods and services by Choice franchisees.

Secondly, Choice is aggressively pursuing opportunities to provide in-room internet services to its guests. The goal is to allow Choice's guests to leave their laptops at home (or dial in through a faster connection than the hotel telephone) and still access the Internet through a Choice-hosted system that offers a high-speed T-1 connection. Choice does not anticipate any charge to guests

--------------------------------------------------------------------------------
                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

to simply be online. Instead, Choice anticipates that it will generate advertising fees for its site as well as charge for the use of business applications such as Microsoft's Word, Excel and PowerPoint. Choice will also charge a fee to be connected to an "After-Hours" adult entertainment site. In initial tests, that site has achieved extremely high usage despite being one of the only services for which a fee was charged. Not surprisingly, the bill will only show an "internet communication" fee for these users. The company is testing the new service in hotels currently and hopes to have at least 50,000 of its rooms wired during next year.

Media.

Note written by Matt Ervin, Vice President and Co-Portfolio Manager, Baron Growth Fund.

Radio Investments. In 1996 the Telecom Act affected many industries other than the telephone industry. It created an opportunity for radio station operators. The new law allowed significant consolidation of local radio markets. Traditionally, radio operators were able to own one or two stations in a market and no more than 20 stations nationwide. After the bill passed, buyers had the leeway to purchase up to 8 radio stations in a local market and the freedom to operate in an unlimited number of markets around the country. Consolidate then cut expenses? No, savvy operators recognized that there was a much bigger opportunity: Upgrade sales staffs and steal dollars from local television stations and newspapers. Consolidation gave the leading operators the necessary scale and market power to stabilize ad rates, attract the best sales talent and bring in a new class of advertisers. The net effect has been significant upward pressure on rates and strong ad volumes.

To capitalize on this opportunity, Baron Growth Fund made significant investments in American Radio, Cox Radio, and Hispanic Broadcasting, in addition to an existing position in Saga Communications. Subsequently we have invested in Entercom, RadioOne, and Citadel Communications.

Citadel Communications. Citadel Communications controls 124 radio stations across 23 midsized markets, mostly in the West, Southwest, and MidWest. The company is usually the dominant player in its markets with 34% average marketshare. Larry Wilson, Citadel's CEO, feels that the company still has significant room for growth. He classifies 77 of his radio stations as "developmental stage" and these stations are generating only 10% cash flow margins. Larry travels 4 or 5 days a week to tune-up his station group. Big changes often happen fast. At developmental stations in Saginaw, MI, Citadel increased the number of salespeople from 6 to 21 in less than a year. Such investments in staff result in low margins in the near-term, but we think margins can expand from 10% to north of 30% when programming and sales efforts gel. In the six markets that Citadel has operated in since 1994, margins moved from 20% to 34%, while marketshare rose from 37% to 52%. Larry gets results by recruiting the best people. He seeks acolytes from industry giants such as Clear Channel or AMFM. His goal is to make Citadel the better place to work. One perk that seems to get people's attention: exceed sales targets and you will attend summer seminars on Larry's ranch in Montana.

--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Eighth Annual Baron Investment Conference...October 15, 1999, Grand Hyatt New York, New York City.

Please see preceding Baron Asset Fund letter on page 9 for details. We hope to see you in October.

Baron Growth Fund Dividend.

Baron Growth Fund's portfolio was restructured this year to be certain mutual fund rating agencies will continue to categorize the Fund as a "small cap growth fund." This entailed significant sales of several very profitable long term holdings that had become "mid cap" and "large cap" companies. The Fund was able to offset a significant portion of these gains by realizing losses on other portfolio holdings. Baron Growth Fund's net gains will be paid to its shareholders as a dividend in late October. We currently estimate that the dividend should approximate $1.80 per share and will be virtually in its entirety a long term capital gain.

Thank you for investing in Baron Growth Fund.

We recognize it cannot be an easy task for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you have to consider how to invest your hard earned savings to pay for your children's education, a new home or your retirement. It is especially daunting now since there are more mutual funds than there are stocks...and well respected advisors often give conflicting opinions.

We hope our quarterly shareholder letters, interviews in the financial press, investment adviser conference calls and annual investment conferences have made it easier for you to determine if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you again for joining us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence.


Sincerely,

/s/ Ronald Baron             /s/ Matt Ervin                /s/ Mitch Rubin
--------------------         ------------------            --------------------
Ronald Baron                 Matt Ervin                    Mitch Rubin
Chairman & Co-               Vice President                Vice President
Portfolio Manager            & Co-Portfolio                & Co-Portfolio
August 30, 1999              Manager                       Manager

GRAPHIC
BARON
FUNDS

3 BARON SMALL
  CAP FUND


PERFORMANCE........................................................16

PORTFOLIO
COMPOSITION........................................................16

CORPORATE
DEVELOPMENT........................................................17

INVESTMENT THEME...................................................17








































www.baronfunds.com
767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

--------------------------------------------------------------------------------
BARON SMALL CAP FUND
--------------------------------------------------------------------------------




QUARTERLY REPORT                                                  JUNE 30, 1999




DEAR BARON SMALL CAP
FUND SHAREHOLDER:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Small Cap Fund did well in the June quarter. The Fund gained 12.4% and year-to-date is up 26%. This compares favorably with the Russell (+10%) and the S&P 500 (+12%) for the first half of 1999. In the second calendar quarter, the Fund continued to get strong broad-based performance, especially from communications holdings United Global Com, Radio One, CoreComm, and Comnet and Rural Cellular. Other strong performers included International Technology, Heidrick & Struggles, and Corporate Executive Board. The only significant poor performer in the quarter was our holding in ResortQuest, whose poor performance we believe is just temporary.

The quarter was also significant because the business trends in our portfolio companies are very strong. As we will touch on later, this serves to confirm our investment thesis, thereby increasing our confidence in our hold ings. We will also discuss a major investment theme for the portfolio.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

At the end of June, Baron Small Cap Fund had net assets of $644M and owned 46 securities. In keeping with our practice of running a relatively concentrated portfolio, both by number of positions and industry focus, the top ten holdings accounted for 46% of the assets and the top 15 were 59%. The top four industry sectors in which we are invested, communication, media, business services and leisure, accounted for 62% of our investments.

The turnover in the Fund remains modest, annualizing at about 40%. We are constantly seeking to find new, exciting investments and adding to our present positions at what we perceive are advantageous prices, while pruning holdings that meet our price targets and selling positions we lose confidence in. In the June quarter, we initiated new positions in Heidrick & Struggles, Radio One, Lamar Advertising, High Speed Access, and Hyperion Telecom, and we added significantly to Corporate Executive Board. We sold our position in Unova and in Jeffries Group. Jeffries Group actually split into two companies during the quarter. We sold the investment bank,

                                   [GRAPHIC]

------------------------    -----------------------    ------------------------
PERFORMANCE                 PERFORMANCE                PERFORMANCE
FOR THE 3 MONTHS ENDED      FOR THE 6 MONTHS ENDED     SINCE INCEPTION
JUNE 30, 1999               JUNE 30, 1999              JUNE 12, 1987 THROUGH
                                                       JUNE 30, 1999






BARON SC FUND     12.4%     BARON SC FUND     26.8%     BARON SC FUND       34%
S&P 500*           7.0%     S&P 500*          12.3%     S&P 500*            47%
RUSSELL 2000*     15.6%     RUSSELL 2000*      9.3%     RUSSELL 2000*        3%
-----------------------     -----------------------     -----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

(Jeffries Group), as the stock reached our target and added to our position in the specialty trading firm, Investment Technology Group, on weakness.

Since the beginning of the year, the portfolio has been pretty similar. Of the top ten holdings at June 30th, eight were in the top ten at the beginning of 1999. However, the portfolio is quite different than one year ago. Only four stocks in the present top ten were in the top ten as of June 1998. Of the other six positions, two companies were acquired, three positions were sold and one we still own, but is much smaller.

--------------------------------------------------------------------------------
CORPORATE DEVELOPMENT

As we have explained in the past, in choosing our investments we spend significant time with the management of our portfolio companies to understand their business plans. We are most excited when we find people and ideas that have been proven on a small scale, yet have applications that are much grander. If we establish a position early, we benefit tremendously as a small company becomes much larger. We can also closely monitor if our investment thesis is developing as we hoped. We had a handful of confirmatory events this summer which we find very exciting.

We became interested in SFX Entertainment in the fall of 1997 and actually purchased its predecessor, SFX Broadcasting, a radio company, to participate in the subsidiary after the radio assets were sold. The live entertainment industry, encompassing music, theater, sports and family events, is large and growing but was regional and fragmented. The dream of SFX was that if the assets were commonly owned, not only could they be more professionally managed, but opportunities would be available to the circuit that didn't exist before. A year and a half into its existence, we feel SFX has proven that it has revolutionalized the live entertainment industry. The near-term results are terrific and their long-term implications are compelling.

For instance, after investing about $1B to acquire 20 separate companies in the concert promotion business, SFX now controls 40 of 47 outdoor amphitheaters in the country. By instituting best practices and consolidating operations, SFX quickly accomplished major cost savings, better concession/merchandising deals, a greatly improved commission from TicketMaster and sold additional venue naming rights. Just these initial activities should increase cash flow from $90M to $140M. However, the key to the investment thesis was that the theaters themselves could be more productive as a circuit, which will have even greater growth implications.

This summer, SFX has proven this, as CEO Bob Sillerman recently said, "Our results are as if we won the Triple Crown at Aqueduct". Play dates per amphitheater are up 15%, attendance per date is up 5% and receipts per patron in attendance are up 4%. This is causing same store revenue growth of greater than 20% and same store cash flow growth of over 40%. This success increases our confidence for continued growth in the theaters. The company also has major opportunities to sell sponsorships to national advertisers (SFX Live), consolidate and enhance the touring theatrical business, expand its concert promotion activities internationally and exploit its properties over the internet.

We originally invested in Premier Parks because we bought into the thesis that capital-starved regional amusement parks could grow substantially if new rides were added and if they were professionally managed and promoted. When Premier acquired Six Flags last spring, we thought that adding this brand to the local parks would supercharge their growth. And we believed that little Premier could manage the Six Flags chain, which was twice its size, better than its former corporate parent. This summer's results at the parks have proven this to be true. Premier recently reported that park level attendance, on a same store basis, is up 17% year-to-date. We expect same-park cash flow to grow over 30% this year. The four newly-branded Six Flags parks reported attendance gains of 25% and 34% revenue increases. The margins at the original Six Flags parks are close to 40% versus the mid-20's when acquired. We feel there is still substantial earnings growth ahead for this portfolio of parks. There are also significant capital projects coming; for example, Premier will build a world class water park in New Jersey at Great Adventure and spend additional capital to create a small destination resort. Premier also owns six parks in Europe and one park in Mexico, which are growing nicely this year, and over time expects to double its footprint primarily through international expansion. Based on management's success to date, we believe they will generate many years of growth.

We invested in Kenneth Cole Productions (KCP) on the thesis that it could become the next mega lifestyle brand, following the path of Ralph Lauren and Tommy Hilfiger. We feel that KCP has attained that stature this year. KCP started as an avant garde men's shoe company in the 1980's. The company's initial growth was in women's shoes and two off-shoot brands, Reaction and Unlisted. These wholesale businesses are performing well, but what is most exciting is the company's licensing and retail ventures.

KCP has had considerable success in licensing for many years (outerwear, luggage, watches) and retail sales of licensed goods have gone from $60M in 1996 to $180M in 1998. In late 1998, KCP entered a much larger category, men's sportswear, which got terrific placement and is selling well. We estimate that this will drive licensed product sales to over $300M this year. Recently, we became even more excited after KCP signed a deal with Liz Claiborne to introduce three lines of women's licensed clothing. This is an enormous category. In three years women's clothing could be as big as the entire present licensing business and could add $0.75 to earnings per share (against 1999 estimates of $1.60).

Due to the growth in licensed products, KCP is greatly expanding its store base to house all the additional merchandise. Retail sales were up 58% in the second quarter and comparable store sales were up 18%, the fourth straight quarter of near 20% comps. Square footage should grow at least 25% this year and next, as the company opens larger stores. The average store size in the year 2000 is expected to be 4,000 square feet versus its present average of 2,400 square feet. The company envisions opening stores of 10,000 square feet in the future.

--------------------------------------------------------------------------------
INVESTMENT THEME

The Fund has four investments in "out-of-home" media, which together account for about 10% of the portfolio (we will discuss two of them). By "out-of-home" media, we mean radio and outdoor advertising, as opposed to the larger media groups of television, newspapers, magazines and cable.

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

The United States advertising market is approximately $120B and has grown in line with GDP for the last decade. Near-term, the outlook for advertising growth is stronger because of the "triple witching" effect of the Millenium, the Olympics and the Presidential election. Additionally, the focus of advertising is on brand building, not promotion, as companies focus on Internet extensions or protecting their brand from Internet insurgents. The growth in spending by new Internet start-ups is the third driver of the strong outlook for this segment.

Radio and outdoor advertising now capture about 9% of the advertising pie and it is our feeling that their share will grow to 13-15%. "Out-of-home" is gaining share because it is cheaper, has proven to be as effective, and has become easier to buy because of the consolidation of radio and outdoor companies. It is benefiting from the fragmentation of in-home media: network television ratings are eroding, newspaper readership is declining, and there is substitution of internet and video games. Year-to-date, radio and outdoor advertising growth is double digit while advertising in general is growing at about 5%. As an example of share gain, the internet company CNET just unveiled its $100M advertising plan for the next 18 months and radio and outdoor received 28% of the business versus its typical 9% share.

Radio stations and billboards are fabulous businesses. The successful companies in the field do upwards of 40% cash flow margins. The businesses require little maintenance capital expenditures, generate incremental margins well over 50% and throw off substantial free cash flow. Both industries are a few years into a massive consolidation, which to date has been focused on establishing platforms of assets and taking out costs, and now is primarily focused on growing revenues through taking share.

Radio One is an operator of urban radio stations. The company was founded 20 years ago by Catherine Hughes and is now run by her son, Alfred Liggins. Radio One purchases under-performing Anglo stations in large markets with big African-American populations, reprograms them to an urban format, increases its listening share, and aggressively sells the increased ratings. The results to date are extraordinary. In 1992 and 1993, Radio One bought two FM stations and an AM station in Baltimore for $14M. The two FMs are now the two top stations in the market of any genre. We expect them to do over $9M in cash flow in 1999 and continue to grow at 20% per year, and are now probably worth $150M. Radio One has four stations in Washington, D.C., which were purchased from 1990 to 1995, for a total of $46M. We expect them to generate $12M in cash flow in 1999, also growing at double digits. These stations are probably worth $200M. Since the beginning of 1998, the company acquired 18 additional stations and established toeholds in nine of the top 30 African-American markets. They went public this spring to finance these acquisitions and be capitalized to further grow their assets.

Selling at $42 per share, Radio One has a market capitalization of approximately $900M, which is full for its present cash flow run rate of $40M. However, we feel that if they have moderate success at increasing the ratings of their expanded station group, then cash flow will double to $80M in three or four years and the company will be worth $70 per share, a double from our purchase price. In addition, we expect the company to grow beyond these 25 stations through additional acquisitions. We hope to hit some ratings home runs, not just singles that our aforementioned estimates assume, and we encourage the company to explore other related media opportunities. All this would add to our returns.

Metro Networks is the largest outsource provider of information to the radio industry. Their primary business is doing local traffic reports which are given for free to radio stations in exchange for commercial air time that the company sells to advertisers. Metro also does "expanded" services, which are news and sports reports, and provides information and video feeds to television stations, also in exchange for commercial inventory.

Metro started in business over a decade ago and now services almost 2,000 radio stations. Their concept of exchanging information for airtime is well accepted by the radio industry. They have grown revenues and cash flow at a compound rate of over 25% for the last five years. Even though the stock is up threefold since its initial public offering in 1996, the stock sold at a discount because its largest competitor (Shadow Traffic) was controlled by a respected radio group operator (Infinity Broadcasting).

In June, Metro announced that it would merge into Westwood One, the owner of Shadow Traffic. There are obvious cost synergies by putting the two companies together, in reducing duplicative offices, people and aircraft. There are also tremendous revenue opportunities created by teaming the two sales forces into cooperative, as opposed to competitive, selling group.

In addition to the expected growth in the base traffic service, Metro has developed a new digital audio workstation, called "Metro Source", which provides continuous news flow to affiliate radio stations. This has been well received in the industry and we expect it to be embraced by Infinity as well. The Source should almost double Metro's inventory in time. We are also very impressed with Westwood's new management, new CEO Joel Hollander and with its efforts to better manage their existing radio networks and develop additional content for the radio industry and the internet.

We feel the combined company will grow revenues at 15% and cash flow over 20%. We expect $150M in cash flow for Year 2000, which equates to after-tax cash flow of $1.50 per share. We believe this figure can grow at greater than 30% per year through organic growth and stock repurchases, which we expect to continue at Westwood postmerger. At 22 times next year's earnings, we feel the stock is a bargain and will get a premium multiple.

--------------------------------------------------------------------------------
THANK YOU

Thank you for investing with us at Baron Capital.

I look forward to seeing many of you at our investment conference in October. I will be available to answer any of your questions concerning the particulars of our investments or our methodology.

Sincerely,


/s/ Cliff Greenberg
--------------------
Cliff Greenberg

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization (Unaudited)
--------------------------------------------------------------------------------
The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

------------------------------------------------------------------------------
Baron Asset Fund
------------------------------------------------------------------------------
                                                  Equity
                                                Market Cap          % of
Company                                        (in millions)     Net Assets
------------------------------------------------------------------------------
                              Large Capitalization
------------------------------------------------------------------------------
Charles Schwab Corp. ......................  $44,777           19.1%
Outdoor Systems, Inc. .....................    6,734            0.6
NTL, Inc. .................................    6,318            4.2
Univision Communications, Inc. Class A         5,983            1.1
                                                               -----
                                                               25.0%
                             Medium Capitalization
------------------------------------------------------------------------------
Hispanic Broadcasting Corp. ...............  $ 3,744            3.5%
American Tower Corp. Class A ..............    3,734            1.7
Century Communications Corp. ..............    3,460            0.8
Mirage Resorts, Inc. ......................    3,330            1.8
United Intl. Hldgs., Inc. .................    2,914            0.9
Citizens Utilities Co. ....................    2,892            1.1
Premier Parks, Inc. .......................    2,825            1.8
Dollar Tree Stores, Inc. ..................    2,696            2.3
HCR Manor Care, Inc. ......................    2,686            3.8
Flextronics Intl., Ltd. ...................    2,671            2.2
Spieker Properties, Inc. ..................    2,461            1.3
Robert Half Intl., Inc. ...................    2,359            2.6
Kimco Realty Corp. ........................    2,358            0.5
Sotheby's Holdings, Inc. Class A ..........    2,198           11.3
Williams-Sonoma, Inc. .....................    1,944            0.3
Polo Ralph Lauren Corp. ...................    1,892            2.8
Post Properties, Inc. .....................    1,574            0.1
DeVry, Inc. ...............................    1,553            1.5
Cox Radio, Inc. ...........................    1,552            0.6
Four Seasons Hotels, Inc. .................    1,510            0.5
Sun Intl. Hotels, Ltd. ....................    1,503            2.1
                                                               -----
                                                               43.5%
                              Small Capitalization
------------------------------------------------------------------------------
FelCor Lodging Trust, Inc. ................  $ 1,412            0.3%
Prison Realty Trust, Inc. .................    1,149            0.1
Industrie Natuzzi SPA ADR .................    1,117            1.6
Choice Hotels Intl., Inc. .................    1,091            3.7
ChoicePoint, Inc. .........................      987            1.6
Quorum Health Group, Inc. .................      918            0.2
Commonwealth Telephone Ent., Inc. .........      893            0.2
Metro Networks, Inc. ......................      893            0.9
Storage USA, Inc. .........................      892            0.1
Iron Mountain, Inc. .......................      888            0.3
Unova, Inc. ...............................      872            0.2
OM Group, Inc. ............................      818            1.2
CD Radio, Inc. ............................      708            0.4
Taubman Centers, Inc. .....................      701            0.1
Cross Timbers Oil Co. .....................      665            1.0
ITT Educational Services, Inc. ............      664            0.6

                                                 Equity
                                               Market Cap      % of
Company                                      (in millions)     Net Assets
------------------------------------------------------------------------------
                        Small Capitalization (continued)
------------------------------------------------------------------------------
Seacor Smit, Inc. .........................  $   650            1.0%
CoreComm, Ltd. ............................      648            1.0
Southern Union Co. ........................      646            0.6
Vail Resorts, Inc. Class A ................      622            2.5
Sun Communities, Inc. .....................      615            0.2
Education Management Corp. ................      612            0.6
Young Broadcasting, Inc. Class A ..........      580            0.6
American Mobile Satellite Corp. ...........      529            0.8
AMF Bowling, Inc. .........................      503            1.2
Libbey, Inc. ..............................      471            1.2
Budget Group, Inc. Class A ................      442            0.4
Stein Mart, Inc. ..........................      425            0.3
Cellular Communications of P.R., Inc. .....      394            0.5
Alexander's, Inc. .........................      369            0.3
Smart and Final, Inc. .....................      305            0.5
DVI, Inc. .................................      242            0.4
Saga Communications, Inc. Class A .........      242            0.8
Learning Tree Intl., Inc. .................      241            0.4
Avatar Holdings, Inc. .....................      174            0.2
Counsel Corp. .............................      170            0.2
Bristol Hotels & Resorts, Inc. ............      133            0.2
Sunburst Hospitality Corp. ................      117            0.4
Caliber Learning Network, Inc. ............       58            0.1
                                                               -----
                                                               26.9%
Baron Growth Fund
                                                 Equity
                                               Market Cap      % of
Company                                      (in millions)     Net Assets
------------------------------------------------------------------------------
                              Large Capitalization
------------------------------------------------------------------------------
Charles Schwab Corp. ......................  $44,777           11.3%
NTL, Inc. .................................    6,318            6.4
                                                               -----
                                                               17.7 %
                             Medium Capitalization
------------------------------------------------------------------------------
Hispanic Broadcasting Corp. ...............  $ 3,744            2.9%
Time Warner Telecom, Inc. .................    2,965            0.1
United Intl. Hldgs., Inc. .................    2,914            0.3
Dollar Tree Stores, Inc. ..................    2,696            2.7
HCR Manor Care, Inc. ......................    2,686            3.8
Flextronics Intl., Ltd. ...................    2,671            2.8
Robert Half Intl., Inc. ...................    2,359            1.4
Kimco Realty Corp. ........................    2,358            1.5
Sotheby's Holdings, Inc. Class A ..........    2,198            3.5
Entercom Communications Corp. .............    1,589            0.5
Post Properties, Inc. .....................    1,574            1.1
DeVry, Inc. ...............................    1,553            1.5
Sun Intl. Hotels, Ltd. ....................    1,503            2.7
                                                               -----
                                                               24.8%

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Baron Growth Fund
------------------------------------------------------------------------------
                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
------------------------------------------------------------------------------
                            Small Capitalization
------------------------------------------------------------------------------
Aurora Foods, Inc. ........................       $1,173       1.7%
Industrie Natuzzi SPA ADR .................        1,117       2.3
Choice Hotels Intl., Inc. .................        1,091      10.5
ChoicePoint, Inc. .........................          987       3.0
Citadel Communications Corp. ..............          942       1.3
Metro Networks, Inc. ......................          893       1.3
Storage USA, Inc. .........................          892       1.3
Radio One, Inc. ...........................          842       2.3
OM Group, Inc. ............................          818       1.8
Taubman Centers, Inc. .....................          701       0.3
Cross Timbers Oil Co. .....................          665       0.7
ITT Educational Services, Inc. ............          664       0.7
Seacor Smit, Inc. .........................          650       0.8
CoreComm, Ltd. ............................          648       2.4
Electric Lightwave, Inc. ..................          647       1.3
Southern Union Co. ........................          646       2.7
Vail Resorts, Inc. Class A ................          622       1.1
Sun Communities, Inc. .....................          615       1.7
Education Management Corp. ................          612       1.2
American Mobile Satellite Corp. ...........          529       1.6
Steiner Leisure, Ltd. .....................          503       0.8
Gabelli Asset Management, Inc. ............          474       1.2
Libbey, Inc. ..............................          471       0.8
American Classic Voyages Co. ..............          442       0.3
Smart and Final, Inc. .....................          305       1.9
Medallion Financial Corp. .................          267       1.3
DVI, Inc. .................................          242       1.0
Saga Communications, Inc. Class A .........          242       1.6
Rural Cellular Corp. Class A ..............          180       0.9
ResortQuest Intl., Inc. ...................          143       0.3
Bristol Hotels & Resorts, Inc. ............          133       0.4
                                                              ----
                                                              50.5%

------------------------------------------------------------------------------
Baron Small Cap Fund
------------------------------------------------------------------------------
                                              Equity
                                            Market Cap        % of
Company                                   (in millions)    Net Assets
------------------------------------------------------------------------------
                              Medium Capitalization
------------------------------------------------------------------------------
American Tower Corp. Class A ..........       $3,734       2.1%
Century Communications Corp. ..........        3,460       4.5
TMP Worldwide, Inc. ...................        2,965       0.2
United Intl. Hldgs., Inc. .............        2,914      10.5
Premier Parks, Inc. ...................        2,825       5.4
Lamar Advertising Co. .................        2,506       1.0
SFX Entertainment, Inc. ...............        2,402       4.3
United Rentals, Inc. ..................        2,111       2.4
Williams-Sonoma, Inc. .................        1,944       1.9
Entercom Communications Corp. .........        1,589       0.7
Four Seasons Hotels, Inc. .............        1,510       3.8
Sun Intl. Hotels, Ltd. ................        1,503       1.1
                                                          ----
                                                          37.9%

                                                    Equity
                                                  Market Cap        % of
Company                                         (in millions)    Net Assets
------------------------------------------------------------------------------
                             Small Capitalization
------------------------------------------------------------------------------
High Speed Access Corp. .....................       $1,328      1.2%
Central Parking Corp. .......................        1,256      3.7
Centennial Cellular Corp. ...................        1,112      0.4
Hyperion Telecommunications, Inc. Class A .          1,029      0.4
Iron Mountain, Inc. .........................          992      1.5
ChoicePoint, Inc. ...........................          987      2.4
Investment Technology Group, Inc. ...........          921      0.6
Commnet Cellular, Inc. ......................          893      2.6
Metro Networks, Inc. ........................          893      3.1
IT Group, Inc. ..............................          888      3.8
Radio One, Inc. .............................          842      2.7
United Stationers, Inc. .....................          812      1.6
CoreComm, Ltd. ..............................          648      2.6
Electric Lightwave, Inc. ....................          647      1.0
Loews Cineplex Entertainment Corp. ..........          638      1.7
Commonwealth Telephone Ent., Inc. ...........          595      1.4
Young Broadcasting, Inc. Class A ............          580      0.3
El Paso Electric Co. ........................          540      1.4
Gabelli Asset Management, Inc. ..............          474      0.7
Corporate Executive Board Co. ...............          469      1.9
Intrawest Corp. .............................          365      3.4
Kenneth Cole Productions, Inc. ..............          365      2.7
Province Healthcare Co. .....................          307      2.0
Heidrick & Struggles Intl., Inc. ............          289      2.1
Career Education Corp. ......................          264      3.7
Rural Cellular Corp. Class A ................          180      1.4
Caribiner Intl., Inc. .......................          147      1.0
ResortQuest Intl., Inc. .....................          143      1.0
Morton's Restaurant Group, Inc. .............          116      1.0
AVTEAM, Inc. ................................           84      0.9
The Sports Club Co. .........................           73      0.3
Strategic Distribution, Inc. ................           72      0.2
Equity Marketing, Inc. ......................           65      0.6
                                                               ----
                                                               55.3%

Table II
------------------------------------------------------------------------------
Portfolio Risk Characteristics
------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                         Baron        Baron          Baron
                                         Asset        Growth         Small
                                         Fund      & Income Fund    Cap Fund
------------------------------------------------------------------------------
                                         % of          % of          % of
                                       Portfolio     Portfolio      Portfolio
------------------------------------------------------------------------------
Leverage (Debt > 40% of
  Market Cap) ........................  21.6%        24.5%            37.0%
Foreign Sales Dependent
  (Sales > 15%) ......................  25.4         18.3             21.0
Oil Price Sensitivity ................  17.8         23.9              5.9
Volatility (Beta > 1.2) ..............  33.3         23.8             28.1
Over-the-Counter Securities ..........  20.8         30.1             46.3
Unseasoned Securities
  (Publicly owned for <3 years) ......  20.2         31.2             45.6
  (Publicly owned for <1 year) .......   3.1          7.9             12.3
Turnarounds ..........................   1.9          1.9              4.7
Development Companies ................   3.9          2.9              6.9

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table III
------------------------------------------------------------------------------
Historical Information (Unaudited)
------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.


------------------------------------------------------------------------------
Baron Asset Fund
------------------------------------------------------------------------------

                                  Net Asset                         Value of Shares
                                    Value                          Owned, if Initial
    Date      Fund Net Assets     Per Share      Dividends       Investment was $10,000*
----------------------------------------------------------------------------------------
   06/12/87     $  108,728          $10.00                               $10,000
----------------------------------------------------------------------------------------
   06/30/87      1,437,521           10.71                                10,710
----------------------------------------------------------------------------------------
   09/30/87      3,905,221           11.95                                11,950
----------------------------------------------------------------------------------------
   12/31/87      4,406,972           10.10       $ 0.197                  10,298
----------------------------------------------------------------------------------------
   03/31/88      6,939,435           11.56                                11,786
----------------------------------------------------------------------------------------
   06/30/88      9,801,677           12.68                                12,928
----------------------------------------------------------------------------------------
   09/30/88     11,734,509           12.98                                13,234
----------------------------------------------------------------------------------------
   12/31/88     15,112,031           12.87         0.701                  13,843
----------------------------------------------------------------------------------------
   03/31/89     22,269,578           14.75                                15,864
----------------------------------------------------------------------------------------
   06/30/89     31,397,929           16.06                                17,273
----------------------------------------------------------------------------------------
   09/30/89     47,658,616           17.22                                18,521
----------------------------------------------------------------------------------------
   12/31/89     49,007,084           14.66         1.409                  17,299
----------------------------------------------------------------------------------------
   03/31/90     50,837,946           13.87                                16,367
----------------------------------------------------------------------------------------
   06/30/90     54,413,786           14.32                                16,898
----------------------------------------------------------------------------------------
   09/30/90     40,002,612           10.88                                12,838
----------------------------------------------------------------------------------------
   12/31/90     42,376,625           11.75         0.198                  14,100
----------------------------------------------------------------------------------------
   03/31/91     47,104,889           13.88                                16,656
----------------------------------------------------------------------------------------
   06/30/91     45,600,730           13.81                                16,572
----------------------------------------------------------------------------------------
   09/30/91     47,409,180           14.80                                17,760
----------------------------------------------------------------------------------------
   12/31/91     46,305,042           15.71         0.035                  18,895
----------------------------------------------------------------------------------------
   03/31/92     48,011,634           16.72                                20,109
----------------------------------------------------------------------------------------
   06/30/92     42,289,409           15.28                                18,377
----------------------------------------------------------------------------------------
   09/30/92     43,816,305           16.20                                19,484
----------------------------------------------------------------------------------------
   12/31/92     47,955,530           17.73         0.162                  21,522
----------------------------------------------------------------------------------------
   03/31/93     50,015,244           18.82                                22,845
----------------------------------------------------------------------------------------
   06/30/93     52,432,090           19.70                                23,912
----------------------------------------------------------------------------------------
   09/30/93     59,916,570           21.91                                26,595
----------------------------------------------------------------------------------------
   12/31/93     64,069,114           21.11         0.774                  26,576
----------------------------------------------------------------------------------------
   03/31/94     63,099,109           20.69                                26,047
----------------------------------------------------------------------------------------
   06/30/94     68,880,300           20.40                                25,682
----------------------------------------------------------------------------------------
   09/30/94     80,258,542           22.82                                28,728
----------------------------------------------------------------------------------------

                                    Net Asset                      Value of Shares
                                      Value                       Owned, if Initial
   Date         Fund Net Assets     Per Share    Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   12/31/94     $  87,058,228       $22.01       $ 0.656                 $28,547
----------------------------------------------------------------------------------------
   03/31/95       160,603,528        24.29                                31,505
----------------------------------------------------------------------------------------
   06/30/95       202,259,502        25.79                                33,450
----------------------------------------------------------------------------------------
   09/30/95       289,973,331        29.30                                38,003
----------------------------------------------------------------------------------------
   12/31/95       353,095,409        29.74         0.034                  38,618
----------------------------------------------------------------------------------------
   03/31/96       638,297,904        34.14                                44,332
----------------------------------------------------------------------------------------
   06/30/96     1,124,647,802        36.65                                47,591
----------------------------------------------------------------------------------------
   09/30/96     1,166,057,654        35.50                                46,098
----------------------------------------------------------------------------------------
   12/31/96     1,326,321,785        36.23         0.039                  47,097
----------------------------------------------------------------------------------------
   03/31/97     1,663,347,667        34.98                                45,472
----------------------------------------------------------------------------------------
   06/30/97     2,306,228,855        41.74                                54,260
----------------------------------------------------------------------------------------
   09/30/97     3,224,498,394        47.43                                61,656
----------------------------------------------------------------------------------------
   12/31/97     3,793,013,753        48.51         0.000                  63,060
----------------------------------------------------------------------------------------
   03/31/98     5,187,450,337        53.68                                69,781
----------------------------------------------------------------------------------------
   06/30/98     5,545,334,568        52.20                                67,857
----------------------------------------------------------------------------------------
   09/30/98     4,410,506,448        39.96                                51,946
----------------------------------------------------------------------------------------
   12/31/98     5,672,309,694        50.54         0.041                  65,752
----------------------------------------------------------------------------------------
   03/31/99     6,087,986,855        54.17                                70,474
----------------------------------------------------------------------------------------
   06/30/99     6,991,160,511        60.63                                78,879
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1999

One year                                                                 16.2%
------------------------------------------------------------------------------
Two years                                                                20.6%
------------------------------------------------------------------------------
Three years                                                              18.3%
------------------------------------------------------------------------------
Four years                                                               23.9%
------------------------------------------------------------------------------
Five years                                                               25.2%
------------------------------------------------------------------------------
Ten years                                                                16.4%
------------------------------------------------------------------------------
Since inception June 12, 1987                                            18.7%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Baron Growth Fund
------------------------------------------------------------------------------

                                   Net Asset                       Value of Shares
                                     Value                        Owned, if Initial
   Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   01/03/95     $   741,000         $10.00                               $10,000
----------------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
----------------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
----------------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
----------------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11       $ 0.142                  15,254
----------------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
----------------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
----------------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
----------------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04         0.255                  19,483
----------------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
----------------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
----------------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
----------------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88         0.073                  25,535
----------------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
----------------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
----------------------------------------------------------------------------------------
   09/30/98     315,557,850          20.32                                20,855
----------------------------------------------------------------------------------------
   12/31/98     343,695,555          24.87         0.035                  25,561
----------------------------------------------------------------------------------------
   03/31/99     313,002,293          26.75                                27,493
----------------------------------------------------------------------------------------
   06/30/99     396,879,495          31.42                                32,293
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1999

One year                                                                 20.7%
------------------------------------------------------------------------------
Two years                                                                20.3%
------------------------------------------------------------------------------
Three years                                                              20.7%
------------------------------------------------------------------------------
Four years                                                               25.1%
------------------------------------------------------------------------------
Since inception January 3, 1995                                          29.8%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Baron Small Cap Fund
------------------------------------------------------------------------------

                                   Net Asset                        Value of Shares
                                     Value                         Owned, if Initial
   Date        Fund Net Assets     Per Share     Dividends      Investment was $10,000*
----------------------------------------------------------------------------------------
   10/01/97     $112,604,624        $10.00                               $10,000
----------------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31        0.000                   10,310
----------------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
----------------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
----------------------------------------------------------------------------------------
   09/30/98      403,727,998          8.61                                 8,610
----------------------------------------------------------------------------------------
   12/31/98      470,029,904         10.54        0.000                   10,540
----------------------------------------------------------------------------------------
   03/31/99      521,729,028         11.89                                11,890
----------------------------------------------------------------------------------------
   06/30/99      644,583,528         13.36                                13,360
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1999


One year                                                                 11.6%
------------------------------------------------------------------------------
Since inception October 1, 1997                                          18.0%
------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)




Shares                                                          Value
-------------------------------------------------------------------------
Common Stocks (96.57%)
-------------------------------------------------------------------------
                Amusement and Recreation Services (9.58%)
  10,210,000    AMF Bowling, Inc.*#                        $   86,146,875
   7,675,000    Mirage Resorts, Inc.*                         128,556,250
   3,510,000    Premier Parks, Inc.                           128,992,500
   3,315,000    Sun Intl. Hotels, Ltd.*#                      148,346,250
   6,066,000    Vail Resorts, Inc. Class A*#                  109,188,000
   4,000,000    Vail Resorts, Inc. Class A*# @                 68,400,000
                                                           --------------
                                                              669,629,875
                Business Services (4.24%)
   1,640,000    ChoicePoint, Inc.*#                           110,085,000
   1,749,532    Correctional Management Services
                 Corp.*@                                        8,000,085
   6,910,000    Robert Half Intl., Inc.*#                     178,364,375
                                                           --------------
                                                              296,449,460
                Chemical (1.17%)
   2,367,500    OM Group, Inc. #                               81,678,750

                Communications (9.24%)
   3,500,000    American Mobile Satellite Corp.*#              57,312,500
   5,000,000    American Tower Corp. Class A*                 120,000,000
   1,272,500    Cellular Communications of P.R.,
                  Inc.*#                                       36,266,250
     254,200    Commonwealth Telephone Ent., Inc.*             10,279,213
   1,470,000    CoreComm, Ltd.*#                               70,927,500
   3,391,636    NTL, Inc.*                                    292,316,628
     875,000    United Intl. Hldgs., Inc.*                     59,171,875
                                                           --------------
                                                              646,273,966
                Education (3.09%)
     957,500    Caliber Learning Network, Inc.*#                4,548,125
   4,700,000    DeVry, Inc.*#                                 105,162,500
   1,868,300    Education Management Corp.*#                   38,767,225
   1,550,000    ITT Educational Services, Inc.*#               40,396,875
   2,487,600    Learning Tree Intl., Inc.*#                    27,208,125
                                                           --------------
                                                              216,082,850
                Energy (1.95%)
   4,472,800    Cross Timbers Oil Co.#                         66,532,900
   1,300,000    Seacor Smit, Inc.*#                            69,550,000
                                                           --------------
                                                              136,082,900
                Financial (19.55%)
  12,200,000    Charles Schwab Corp.                        1,338,187,500
   1,680,000    DVI, Inc.*#                                    28,770,000
                                                           --------------
                                                            1,366,957,500
                Health Services (4.29%)
       2,557    Chesapeake Healthcare Corp.* @                  4,000,196
   2,240,000    Counsel Corp.*#                                14,280,000
  11,000,000    HCR Manor Care, Inc.*#                        266,062,500
   1,250,000    Quorum Health Group, Inc.*                     15,703,125
                                                           --------------
                                                              300,045,821
                Hotels and Lodging (4.80%)
   2,191,150    Bristol Hotels & Resorts, Inc.*#               16,433,625
  13,225,300    Choice Hotels Intl., Inc.*#                   261,199,675
     715,000    Four Seasons Hotels, Inc.                      31,504,687
   4,256,702    Sunburst Hospitality Corp.*#                   26,072,301
                                                           --------------
                                                              335,210,288

Shares                                                          Value
-------------------------------------------------------------------------

                Manufacturing (2.35%)
   2,780,000    Flextronics Intl., Ltd.*#                  $  154,290,000
     640,000    Unova, Inc.*                                   10,160,000
                                                           --------------
                                                              164,450,000
                Media and Entertainment (9.43%)
     800,000    CD Radio, Inc.*                                24,374,960
   1,260,400    Century Communications Corp.*                  57,978,400
     830,000    Cox Radio, Inc.*                               45,027,500
   3,260,000    Hispanic Broadcasting Corp.
                 (Formerly Heftel Broadcasting Corp.
                 Class A)*#                                   247,352,500
   1,240,000    Metro Networks, Inc.*#                         66,185,000
   1,200,000    Outdoor Systems, Inc.*                         43,800,000
   2,937,002    Saga Communications, Inc. Class A*#            54,701,663
   1,230,000    Univision Communications, Inc.
                 Class A*                                      79,950,000
     940,000    Young Broadcasting, Inc. Class A*              40,008,750
                                                           --------------
                                                              659,378,773
                Real Estate and REITs (3.45%)
     276,000    Alexander's, Inc.*#                            20,389,500
     750,000    Avatar Holdings, Inc.*#                        14,203,125
   1,000,000    FelCor Lodging Trust, Inc.                     20,750,000
     655,000    Iron Mountain, Inc.*                           18,749,375
     800,000    Kimco Realty Corp.                             31,300,000
     179,999    Post Properties, Inc.                           7,379,959
     635,200    Prison Realty Trust, Inc.                       6,232,900
   2,400,000    Spieker Properties, Inc.                       93,300,000
     240,000    Storage USA, Inc.                               7,680,000
     335,000    Sun Communities, Inc.                          11,892,500
     700,000    Taubman Centers, Inc.                           9,231,250
                                                           --------------
                                                              241,108,609
                Retail Trade and Restaurants (17.58%)
   3,725,000    Dollar Tree Stores, Inc.*#                    163,900,000
  10,360,000    Polo Ralph Lauren Corp.*                      196,840,000
   3,393,500    Smart and Final, Inc.#                         35,631,750
  20,775,000    Sotheby's Holdings, Inc. Class A#             792,046,875
   1,940,000    Stein Mart, Inc.*                              18,187,500
     650,000    Williams-Sonoma, Inc.*                         22,628,125
                                                           --------------
                                                            1,229,234,250
                Transportation (0.38%)
   2,130,000    Budget Group, Inc. Class A*                    26,225,625

                Utility Services (1.69%)
   6,635,600    Citizens Utilities Co.*                        73,821,050
   2,050,000    Southern Union Co.#                            44,587,500
                                                           --------------
                                                              118,408,550

                Wholesale Trade (2.79%)
   5,687,000    Industrie Natuzzi SPA ADR#                    110,541,063
   2,920,000    Libbey, Inc.#                                  84,680,000
                                                           --------------
                                                              195,221,063
                Miscellaneous (0.99%)                          69,175,831
                                                           --------------
Total Common Stocks
 (Cost $4,382,720,904)                                      6,751,614,111
                                                           --------------

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

Shares                                                          Value
-------------------------------------------------------------------------
Convertible Preferred (0.21%)
-------------------------------------------------------------------------
                Transportation
     400,000    Budget Group Capital Trust Conv. Pref.+
                 (Cost $20,000,000)                        $   15,000,000
                                                           --------------
Principal Amount
-------------------------------------------------------------------------
Corporate Bonds (0.31%)
-------------------------------------------------------------------------
                Communications
$ 21,500,000    American Mobile Satellite Corp. 6.0%
                 Jr. Sub. Secured Exch. Note due
                 09/30/2006 (Cost $21,500,000)@                21,500,000
                                                           --------------

-------------------------------------------------------------------------
Short Term Money Market Instruments (2.83%)
-------------------------------------------------------------------------
 197,600,000    Associates Corp. of N. A. 5.50% due
                 07/01/1999 (Cost $197,600,000)               197,600,000
                                                           --------------
Total Investments (99.92%)
 (Cost $4,621,820,904**)                                    6,985,714,111
                                                           --------------
Cash and Other Assets Less Liabilities (0.08%)                  5,446,400
                                                           --------------
Net Assets (Equivalent to $60.63 per share
 based on 115,306,725 shares of beneficial
 interest outstanding)                                     $6,991,160,511
                                                           ==============

----------
%  Represents percentage of net assets
+  Rule 144A Securities
@  Restricted securities
#  Issuers deemed to be "affiliated"
*  Non-income producing securities
** For Federal income tax purposes the cost basis is $4,623,166,259.
   Aggregate unrealized appreciation and depreciation of investments are $2,932,225,896 and $569,678,044 respectively.

--------------------------------------------------------------------------------
                        B A R O N  G R O W T H  F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)




Shares                                                          Value
-------------------------------------------------------------------------
Common Stocks (93.32%)
-------------------------------------------------------------------------
                Amusement and Recreation Services (4.84%)
      55,000    American Classic Voyages Co.*              $    1,320,000
     100,000    Steiner Leisure, Ltd.*                          3,031,250
     237,200    Sun Intl. Hotels, Ltd.*                        10,614,700
     235,000    Vail Resorts, Inc. Class A*                     4,230,000
                                                           --------------
                                                               19,195,950
                Business Services (4.39%)
     175,000    ChoicePoint, Inc.*                             11,746,875
     220,000    Robert Half Intl., Inc.*                        5,678,750
                                                           --------------
                                                               17,425,625
                Chemical (1.82%)
     210,000    OM Group, Inc.                                  7,245,000

                Communications (13.13%)
     390,000    American Mobile Satellite Corp.*                6,386,250
     200,000    CoreComm, Ltd.*                                 9,650,000
     400,000    Electric Lightwave, Inc.*                       5,200,000
     292,804    NTL, Inc.*                                     25,236,045
     185,000    Rural Cellular Corp. Class A*                   3,700,000
      20,000    Time Warner Telecom, Inc.*                        580,000
      20,000    United Intl. Hldgs., Inc.*                      1,352,500
                                                           --------------
                                                               52,104,795
                Education (3.41%)
     270,000    DeVry, Inc.*                                    6,041,250
     235,000    Education Management Corp.*                     4,876,250
     100,000    ITT Educational Services, Inc.*                 2,606,250
                                                           --------------
                                                               13,523,750
                Energy (1.48%)
     180,000    Cross Timbers Oil Co.                           2,677,500
      60,000    Seacor Smit, Inc.*                              3,210,000
                                                           --------------
                                                                5,887,500
                Financial (15.06%)
      93,333    Bingham Financial Services Corp.*@              1,174,829
     410,000    Charles Schwab Corp.                           44,971,875
     220,000    DVI, Inc.*                                      3,767,500
     299,000    Gabelli Asset Management, Inc.*                 4,727,938
     270,000    Medallion Financial Corp.                       5,146,875
                                                           --------------
                                                               59,789,017
                Food & Agriculture (1.68%)
     380,000    Aurora Foods, Inc.*                             6,650,000

                Health Services (3.81%)
     625,000    HCR Manor Care, Inc.*                          15,117,187

                Hotels and Lodging (11.15%)
     218,800    Bristol Hotels & Resorts, Inc.*                 1,641,000
   2,100,000    Choice Hotels Intl., Inc.*                     41,475,000
     140,000    ResortQuest Intl., Inc.*                        1,155,000
                                                           --------------
                                                               44,271,000
                Manufacturing (2.80%)
     200,000    Flextronics Intl., Ltd.*                       11,100,000

Shares                                                          Value
-------------------------------------------------------------------------

                Media and Entertainment (10.03%)
     145,000    Citadel Communications Corp.*              $    5,247,187
      50,000    Entercom Communications Corp.*                  2,137,500
     150,000    Hispanic Broadcasting Corp. (Formerly
                 Heftel Broadcasting Corp. Class A)*           11,381,250
     100,000    Metro Networks, Inc.*                           5,337,500
     200,000    Radio One, Inc.*                                9,300,000
     343,750    Saga Communications, Inc. Class A*              6,402,344
                                                           --------------
                                                               39,805,781
                Real Estate and REITs (5.87%)
     150,000    Kimco Realty Corp.                              5,868,750
     109,999    Post Properties, Inc.                           4,509,959
     160,000    Storage USA, Inc.                               5,120,000
     190,000    Sun Communities, Inc.                           6,745,000
      80,000    Taubman Centers, Inc.                           1,055,000
                                                           --------------
                                                               23,298,709
                Retail Trade and Restaurants (7.99%)
     240,000    Dollar Tree Stores, Inc.*                      10,560,000
     707,781    Smart and Final, Inc.                           7,431,700
     360,000    Sotheby's Holdings, Inc. Class A               13,725,000
                                                           --------------
                                                               31,716,700
                Utility Services (2.75%)
     501,000    Southern Union Co.                             10,896,750

                Wholesale Trade (3.11%)
     470,000    Industrie Natuzzi SPA ADR                       9,135,625
     110,000    Libbey, Inc.                                    3,190,000
                                                           --------------
                                                               12,325,625
                                                           --------------
Total Common Stocks
 (Cost $221,075,317)
                                                              370,353,389
                                                           --------------

Principal Amount
-------------------------------------------------------------------------
Short Term Money Market Instruments (6.61%)
-------------------------------------------------------------------------
$26,254,000     Associates Corp. of N. A. 5.50%
                  due 07/01/1999 (Cost $26,254,000)            26,254,000
                                                           --------------
Total Investments (99.93%)
 (Cost $247,329,317**)                                        396,607,389
                                                            -------------
Cash and Other Assets
 Less Liabilities (0.07%)                                         272,106
                                                            -------------
Net Assets (Equivalent to $31.42 per
 share based on shares of 12,632,238
 beneficial interest outstanding)                           $ 396,879,495
                                                            =============

----------
 % Represents percentage of net assets
 @ Restricted securities
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $246,666,378. Aggregate unrealized appreciation and depreciation of investments are $154,019,802 and $4,078,791 respectively.

--------------------------------------------------------------------------------
                    B A R O N   S M A L L   C A P   F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

Shares                                                          Value
-------------------------------------------------------------------------
Common Stocks (93.17%)
-------------------------------------------------------------------------
                Amusement and Recreation Services (9.10%)
     250,000    Intrawest Corp.                            $    3,828,125
   1,000,000    Loews Cineplex Entertainment Corp.*            10,875,000
     950,000    Premier Parks, Inc.                            34,912,500
     165,000    Sun Intl. Hotels, Ltd.*                         7,383,750
     400,000    The Sports Club Co.*                            1,650,000
                                                           --------------
                                                               58,649,375
                Business Services (13.02%)
   1,000,000    Caribiner Intl., Inc.*                          6,187,500
     700,000    Central Parking Corp.                          23,975,000
     235,000    ChoicePoint, Inc.*                             15,774,375
     350,000    Corporate Executive Board Co.*                 12,446,875
     725,000    Heidrick & Struggles Int'l., Inc.*             13,775,000
     580,000    Strategic Distribution, Inc.*                   1,341,250
     475,000    United Stationers, Inc.*                       10,450,000
                                                           --------------
                                                               83,950,000
                Communications (22.48%)
     575,000    American Tower Corp. Class A*                  13,800,000
      75,000    Centennial Cellular Corp.*                      2,671,875
     406,500    Commonwealth Telephone Ent., Inc.*             16,437,844
     350,000    Commnet Cellular, Inc.*                         9,187,500
     350,000    CoreComm, Ltd.*                                16,887,500
     500,000    Electric Lightwave, Inc.*                       6,500,000
     150,000    Hyperion Telecommunications, Inc.               2,821,875
                 Class A
     450,000    Rural Cellular Corp. Class A*                   9,000,000
   1,000,000    United Intl. Hldgs., Inc.*                     67,625,000
                                                           --------------
                                                              144,931,594
                Consumer Products (0.64%)
     400,000    Equity Marketing, Inc.*#                        4,150,000

                Education (3.67%)
     700,000    Career Education Corp.*#                       23,668,750

                Environmental (3.36%)
   1,350,000    IT Group, Inc.*#                               21,684,375

                Financial (2.23%)
     299,000    Gabelli Asset Management, Inc.*                 4,727,937
     300,000    Investment Technology Group, Inc.               9,637,500
                                                           --------------
                                                               14,365,437
                Health Services (1.97%)
     650,000    Province Healthcare Co.*                       12,675,000

                Hotels and Lodging (4.72%)
     550,000    Four Seasons Hotels, Inc.                      24,234,375
     750,000    ResortQuest Intl., Inc.*                        6,187,500
                                                           --------------
                                                               30,421,875
                Manufacturing (0.85%)
     750,000    AVTEAM, Inc.* #                                 5,484,375

Shares                                                          Value
-------------------------------------------------------------------------

                Media and Entertainment (17.93%)
     625,000    Century Communications Corp.*              $   28,750,000
     100,000    Entercom Communications Corp.*                  4,275,000
     300,000    High Speed Access Corp.*                        7,687,500
     150,000    Lamar Advertising Co.*                          6,140,625
     375,000    Metro Networks, Inc.*                          20,015,625
     380,000    Radio One, Inc.*                               17,670,000
     435,000    SFX Entertainment, Inc.*                       27,840,000
      20,000    TMP Worldwide, Inc.*                            1,270,000
      45,000    Young Broadcasting, Inc. Class A*               1,915,312
                                                           --------------
                                                              115,564,062
                Real Estate and REITs (3.78%)
     850,000    Iron Mountain, Inc.*                           24,331,250

                Retail Trade and Restaurants (8.03%)
     625,000    Kenneth Cole Productions, Inc.*                17,421,875
     350,000    Morton's Restaurant Group, Inc.*#               6,671,875
     525,000    United Rentals, Inc.*                          15,487,500
     350,000    Williams-Sonoma, Inc.*                         12,184,375
                                                           --------------
                                                               51,765,625
                Utility Services (1.39%)
   1,000,000    El Paso Electric Co.*                           8,937,500
                                                           --------------

Total Common Stocks
  (Cost $421,486,001)
                                                              600,579,218
                                                           --------------

Principal Amount
-------------------------------------------------------------------------
Corporate Bonds (0.33%)
-------------------------------------------------------------------------
                Health Services
$  3,250,000    U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003
                 (Cost $2,520,000)                              2,112,500
                                                           --------------

-------------------------------------------------------------------------
Short Term Money Market Instruments (6.07%)
-------------------------------------------------------------------------
  39,119,000    Associates Corp. of N. A. 5.50%
                 due 07/01/1999 (Cost $39,119,000)             39,119,000
                                                           --------------
Total Investments (99.57%)
  (Cost $463,125,001**)                                       641,810,718
                                                           --------------
Cash and Other Assets
  Less Liabilities (0.43%)                                      2,772,810
                                                           --------------
Net Assets (Equivalent to $13.36 per
  share based on shares of 48,245,016
  beneficial interest outstanding)                         $  644,583,528
                                                           ==============

 % Represents percentage of net assets
 # Issuers that may be deemed to be "affiliated"
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $463,664,701. Aggregate unrealized appreciation and depreciation of investments are $208,750,514 and $30,604,497, respectively.

GRAPHIC
BARON
FUNDS

767 Fifth Avenue
NY, NY 10153






































                                                                        3QR99